UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement
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☒	Soliciting Material under §240.14a-12

BOINGO WIRELESS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2021

BOINGO WIRELESS, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-35155	95-4856877
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10960 Wilshire Blvd., 23rd Floor Los Angeles, California	90024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 586-5180

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	WIFI	The Nasdaq Stock Market LLC
(Title of each class)	(Trading symbol(s))	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On May 27, 2021, Boingo Wireless, Inc., a Delaware corporation (the “Company”), and its wholly owned subsidiary Boingo MDU, LLC, a Delaware limited liability company (“Seller”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with RealPage, Inc., a Delaware corporation (“Parent”) and Whitesky Communications, LLC, a Delaware limited liability company (“Buyer”), and a wholly owned subsidiary of Parent to acquire Seller’s right, title, and interest in, to, and under the assets, properties and rights (other than the certain excluded assets as set forth in the Asset Purchase Agreement), that are used in, held for use in, developed for use in, intended for use in, or necessary for the operation of, Seller’s multifamily business, whether tangible or intangible, real, personal or mixed (the “Transaction”). The Transaction simultaneously closed upon signing of the Asset Purchase Agreement.

Pursuant to the terms of the Asset Purchase Agreement, Buyer paid to Seller cash consideration of $23,750,000 at the closing which took place on May 27, 2021, and agreed to pay (i) up to $2,500,000 on or before June 26, 2022 subject to offset pursuant to Buyer and Parent’s indemnification and other rights under the terms Asset Purchase Agreement pursuant, and (ii) up to $750,000 on or before June 26, 2021 subject to certain repayment provisions to take place on or before June 26, 2022 in accordance with the terms of the Asset Purchase Agreement.

Additionally, the Company, Buyer, and Parent on May 27, 2021 executed a Transition Services Agreement whereby the Company agreed to provide certain transitional services to Buyer and Parent for a limited period following the closing of the disposition in order to assist with the transfer and continuity of the multifamily business.

The foregoing description of the terms of the Asset Purchase Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to the agreement which is filed as Exhibit 2.1 to this report.

The Asset Purchase Agreement has been filed as Exhibit 2.1 to this report to provide investors and securities holders with information regarding its terms. It is not intended to provide any other factual information about the parties to the Asset Purchase Agreement or the business acquired. The Asset Purchase Agreement contains representations and warranties that the parties to the Asset Purchase Agreement made solely for the benefit of each other. The assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Asset Purchase Agreement. In addition, these representations and warranties (i) may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may apply materiality standards different from what may be viewed as material to investors and securities holders, and (iii) were made only as of the date of the Asset Purchase Agreement or as of such other date or dates as may be specified in the Asset Purchase Agreement. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Asset Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Investors and securities holders are urged not to rely on such representations and warranties as characterizations of the actual state of facts or circumstances at this time or any other time.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Asset Purchase Agreement dated as of May 27, 2021 by and among RealPage, Inc., Whitesky Communications, LLC, Boingo MDU, LLC and Boingo Wireless, Inc. In accordance with the instructions to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to the Asset Purchase Agreement are not filed herewith. The Asset Purchase Agreement identifies such schedules and exhibits, including the general nature of their content. The Company undertakes to provide such schedules and exhibits to the SEC upon request.
10.4	Cover Page Interactive Data File (embedded within XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOINGO WIRELESS, INC.

DATE: May 27, 2021	By:	/s/ Peter Hovenier
	Name:	Peter Hovenier
	Title:	Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement dated as of May 27, 2021 by and among RealPage, Inc., Whitesky Communications, LLC, Boingo MDU, LLC and Boingo Wireless, Inc. In accordance with the instructions to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to the Asset Purchase Agreement are not filed herewith. The Asset Purchase Agreement identifies such schedules and exhibits, including the general nature of their content. The Company undertakes to provide such schedules and exhibits to the SEC upon request.

10.4	Cover Page Interactive Data File (embedded within XBRL document).

Exhibit 2.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE BOTH
the registrant customarily and actually treats SUCH information as private or confidential and the omitted information is not material, AND HAS BEEN MARKED WITH “[***]”
TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

ASSET PURCHASE AGREEMENT

dated as of

May 27, 2021

by and among

REALPAGE, INC.

as Parent,

WHITESKY COMMUNICATIONS, LLC

as Buyer,

BOINGO MDU, LLC

as Seller,

and

BOINGO WIRELESS, INC.

as Seller Owner

i

(continued)

Page

4.8	Title to Tangible Purchased Assets; Liens; Sufficiency of Assets	16

4.9	Real Property	16

4.10	Tangible Personal Property	17

4.11	Contracts	18

4.12	Restrictions on Business Activities	18

4.13	Receivables	19

4.14	Intellectual Property	19

4.15	Litigation	22

4.16	Compliance	22

4.17	Permits; Export and Import Laws; Export Proceedings; Foreign Operations	23

4.18	Health, Safety and Environmental Matters	24

4.19	Insurance	24

4.20	Labor and Employment Matters	25

4.21	Employee Benefits	26

4.22	Absence of Certain Changes	27

4.23	Absence of Certain Business Practices	28

4.24	Related Party Transactions	28

4.25	Product and Service Warranties	28

4.26	Powers of Attorney	28

4.27	Communications Matters	29

4.28	No Competitor Technology; No Violation of Agreements with Certain Competitors.	29

4.29	Full Disclosure	30

Article 5 REPRESENTATIONS AND WARRANTIES OF BUYER PARTIES		30

5.1	Organization and Good Standing	30

(continued)

Page

5.2	Authority	30

5.3	No Conflict or Breach	30

5.4	Governmental Approvals	31

5.5	Brokers	31

Article 6 COVENANTS		31

6.1	Tax Matters	31

6.2	Third Party Consents and Regulatory Approvals	32

6.3	Employment and Benefit Matters	33

6.4	Access to Records and Personnel	34

6.5	Mail Handling	35

6.6	Notification	35

6.7	Non-competition; Non-solicitation.	36

6.8	Financial Statements	37

6.9	Business Confidential Information	37

6.10	Post-Closing Collection	37

Article 7 CLOSING CONDITIONS		37

7.1	Conditions to the Obligations of All Parties	37

7.2	Conditions to the Obligations of Buyer	38

7.3	Conditions to the Obligations of the Seller	38

7.4	Reliance	39

Article 8 TERMINATION		39

8.1	Termination	39

8.2	Effects of Termination	40

Article 9 INDEMNIFICATION		40

9.1	Indemnification	40

(continued)

Page

9.2	Defense of Third Party Claims	40

9.3	Direct Claims	41

9.1	No Circular Recovery	41

9.2	Satisfaction of Indemnifiable Claims	41

9.3	Limits on Liability	42

9.4	Acknowledgement of Seller Owner	43

Article 10 MISCELLANEOUS		43

10.1	Survival of Representations, Warranties, and Covenants	43

10.2	No Waiver Relating to Certain Claims	43

10.3	Expenses	43

10.4	Publicity	43

10.5	Notices	44

10.6	Binding Effect; Assignment	45

10.7	Third Party Beneficiaries	45

10.8	Amendments	45

10.9	Waiver	45

10.10	Governing Law	45

10.11	Resolution of Disputes	45

10.12	Severability	46

10.13	Headings.	46

10.14	Construction and Certain Definitions	46

10.15	Entire Agreement	46

10.16	Specific Performance	47

10.17	Counterparts; Electronic Delivery	47

SCHEDULES

Schedule 2.1(a)	Seller Owner Assets
Schedule 2.1(b)(vii)	Trademarks
Schedule 2.1(b)(viii)	Internet Domain Names and IP Addresses
Schedule 2.2(g)	Excluded Contracts
Schedule 2.4(n)	Litigation Obligations
Schedule 2.4(o)	Compliance Liabilities
Schedule 2.4(p)	Intellectual Property Liabilities
Schedule 2.7	Working Capital Methodology
Schedule 4.28	Specified Competitors
Schedule 6.3(a)	Retention Bonuses

EXHIBITS

Annex I	Definitions
Exhibit A-1	Forms of Transfer Documents – Bill of Sale
Exhibit A-2	Forms of Transfer Documents – Assignment and Assumption Agreement
Exhibit A-3	Forms of Transfer Documents – Assignment of Intellectual Property
Exhibit A-4	Forms of Transfer Documents – Trademark Assignment
Exhibit B	Forms of Standard Customer Contracts
Exhibit C	Form of Transition Services Agreement

ASSET PURCHASE AGREEMENT

This ASSET PURCHASE AGREEMENT (together with all Schedules and Exhibits hereto, this “Agreement”), dated as of May 27, 2021, is entered into by and among Boingo MDU, LLC, a Delaware limited liability company (“Seller”) and wholly owned subsidiary of Seller Owner, Boingo Wireless, Inc., a Delaware corporation (“Seller Owner”), RealPage, Inc., a Delaware corporation (“Parent”), and Whitesky Communications, LLC (“Buyer”), a Delaware limited liability company and wholly owned subsidiary of Parent (together with Parent, the “Buyer Parties”, and each individually a “Buyer Party”). Seller and the Seller Owner may be referred to herein collectively as the “Seller Parties,” or individually as a “Seller Party.”

RECITALS

WHEREAS, Seller Parties have engaged and currently engage in the business of constructing, installing and operating networks in multi-dwelling residential (including multi-family, student, and senior) facilities and the provision of software and services ancillary thereto (collectively, the “Business”);

WHEREAS, Buyer desires to purchase the Purchased Assets (as defined below) and assume the Assumed Liabilities (as defined below) from Seller, and Seller desires to sell to Buyer the Purchased Assets and transfer to Buyer the Assumed Liabilities, upon the terms and subject to the conditions set forth in this Agreement;

WHEREAS, the Parties desire to make certain representations, warranties and agreements in connection with the transactions contemplated herein and to prescribe certain conditions to the transactions contemplated herein;

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

Article 1

DEFINITIONS

The capitalized terms not otherwise defined in this Agreement shall have the meanings specified or referred to in ANNEX I.

Article 2

PURCHASE AND SALE

2.1            Purchase and Sale of Purchased Assets.  On the terms and subject to the conditions contained in this Agreement, at the Closing, Buyer shall purchase, and Seller Parties shall sell, convey, assign, transfer and deliver to Buyer, free and clear of any Liens, by appropriate instruments of conveyance reasonably satisfactory to Buyer (collectively, the “Purchased Assets”):

(a)            assets and rights of Seller Owner set forth on Schedule 2.1(a); and

(b)            all of the Seller’s assets, properties and rights, other than the Excluded Assets, that are used in, held for use in, developed for use in, intended for use in, or necessary for the operation of, the Business, whether tangible or intangible, real, personal or mixed.

Without limiting the generality of the foregoing, the Purchased Assets shall include all right, title and interest of Seller in and to the following, each only to the extent that they are used in, held for use in, developed for use in, intended for use in, or necessary for, the operation of the Business:

(i)            all Contracts other than Excluded Contracts (collectively, the “Assumed Contracts);

(ii)           all tangible personal property, leasehold interests and any associated rights and interests of Seller in all equipment, fixtures, furniture, furnishings, laptops, computers, data processing hardware, servers, workstations, tools, parts, supplies and other tangible personal property owned or leased by Seller;

(iii)          all accounts receivable and unbilled revenue of the Business as of the Closing Date which relate to services under or with respect to the Assumed Contracts, the Business or the Purchased Assets performed by Seller on or prior to the Closing Date;

(iv)          all prepaid rentals, deposits, advances and other prepaid expenses, to the extent relating to the Business, the Assumed Contracts or the Purchased Assets;

(v)           all rights and interests in any consents, approvals, permits and other authorizations held specifically for use in the Business;

(vi)         all Intellectual Property Rights, including all goodwill associated with such Intellectual Property Rights, and all rights of Seller to sue for and receive damages or other relief in respect of any past infringement or other violation of any rights thereto

(vii)        all trademarks or tradenames used or held in connection with the Business, including without limitation those that are listed on Schedule 2.1(b)(vii);

(viii)       all rights and interests of Seller Parties in the Internet domain names and Internet Protocol addresses used or held for use in the Business, including those that are set forth on Schedule 2.1(b)(viii);

(ix)          all owned or leased real property;

(x)           all physical inventory held by Seller;

(xi)          except as provided in Section 2.2(b) and Section 2.2(c) below, all Books and Records of Seller relating to the Business;

(xii)         all rights and claims (whether contingent or absolute, matured or unmatured and whether in tort, contract or otherwise) against any other Person which relate to the Business or the Purchased Assets, including any Liens, judgments, causes of action and rights of recovery;

(xiii)        all documentation, sales and promotional literature, workplans, due diligence materials, market assessments, business development opportunities and materials, client lists, client work papers, services agreement drafts, other Contract drafts, strategies, logos, designs, proposals, requests for proposal, reports, plans and models; and

(xiv)        all other properties, assets, claims, rights and entitlements of any kind, character and description whatsoever (whether or not reflected on the respective books of Seller and whether real, personal or mixed, tangible or intangible, contingent or otherwise).

2.2            Excluded Assets.  Notwithstanding the foregoing, the following assets (the “Excluded Assets”) are expressly excluded from the purchase and sale contemplated in this Agreement and, as such, are not included in the Purchased Assets:

(a)            Seller’s cash and cash equivalents;

(b)            Seller’s bank accounts, cash accounts, investment accounts, merchant accounts, lockboxes and other similar accounts;

(c)         Seller Parties’ rights under or pursuant to this Agreement and the documents, instruments and agreements executed in connection herewith and therewith;

(d)           Seller’s general ledger, accounting records, minute books, statutory books, corporate seal and Tax Returns, provided that Seller shall provide to Buyer copies of the general ledger, accounting records, minute books and statutory books of the Business, including Tax Returns, as such documents exist as of the Closing Date;

(e)            Seller Parties’ personnel records and any other records that Seller Parties are required by law to retain in its possession, provided that Seller Parties shall provide to Buyer copies of records relating to the Retained Employees;

(f)           any right to receive mail and other communications addressed to Seller (subject to Seller’s obligation to forward to Buyer any mail, communications or other notices relating to the Business, Purchased Assets or Assumed Liabilities with respect to Contracts included in the Purchased Assets);

(g)            all rights existing under each Contract or arrangement set forth on Schedule 2.2(g) (collectively, the “Excluded Contracts”);

(h)            the Seller Benefit Plans and all documentation and materials related thereto and assets thereunder; and

(i)           any confidential or proprietary information, or custom interfaces, originating from a Specified Competitor (other than any Assumed Contract).

2.3            Assumed Liabilities.  Upon the terms and subject to the conditions of this Agreement, at the Closing, Buyer shall assume, and thereafter shall pay, discharge and perform when due, all Liabilities arising from performance following the Closing Date under each Assumed Contract to the extent that such Liabilities do not arise from any breach, default or violation of any Assumed Contract which occurred on or prior to the Closing Date, but specifically excluding all Liabilities arising under any Excluded Contract (individually and collectively, the “Assumed Liabilities”). For purposes of clarity, notwithstanding anything to the contrary in this Agreement, none of the Excluded Liabilities shall be included in the definition of Assumed Liabilities.

2.4            Excluded Liabilities.  Buyer has not agreed to pay, perform or discharge any Liability of Seller, and shall not assume any Liability of Seller, except to the extent this Agreement expressly provides that Buyer shall assume such Liability. Without limiting the generality of the preceding sentence, and notwithstanding anything else to the contrary herein, Seller shall retain, and shall be responsible for paying, performing and discharging when due, and Buyer shall not assume or have any responsibility for, any Liabilities of Seller or any Liabilities related to the Business, other than the Assumed Liabilities (individually and collectively, the “Excluded Liabilities”). Excluded Liabilities shall include, without limitation, the following:

(a)            all Liabilities relating to, in connection with or arising out of the Excluded Assets;

(b)            all Liabilities relating to, in connection with or arising out of the Indebtedness of Seller Parties;

(c)            all legal, accounting, brokerage, investment banking, financial advisory and finder’s fees and other fees and expenses incurred by or on behalf of Seller Parties in connection with this Agreement, the Ancillary Agreements or the transactions contemplated herein or therein, including all Brokers’ and Finders’ Fees Liabilities;

(d)            all Liabilities arising out of any breach by any Seller Party of this Agreement or any of the Ancillary Agreements;

(e)            all Liabilities under any Contract that is not an Assumed Contract;

(f)            all Liabilities for Taxes (i) of any of the Seller Parties for any Tax period, (ii) with respect to the Business or the Purchased Assets for any Tax period (or portion thereof) ending on or prior to the Closing Date, including, for the avoidance of doubt, the portion of any Straddle Period ending on the Closing Date (the “Pre-Closing Tax Period”), (iii) resulting from a breach of the representations and warranties set forth in Section 4.7 or the covenants in Section 6.2 or (iv) otherwise allocated to any of the Seller Parties pursuant to Section 6.2;

(g)           all Liabilities relating to, in connection with, or arising out of, any Seller Benefit Plan, or any employee benefit provided or made available on or prior to the Closing Date;

(h)            all Liabilities to Seller Parties’ employees or consultants and any withholding or reporting obligations relating to compensation paid or payable to such employees or consultants of the Seller Parties;

(i)            all Liabilities and any indemnification obligations related to directors, officers, members or managers of Seller Parties;

(j)            all Liabilities arising out of any breach, default or violation of the Assumed Contracts which occurred on or prior to the Closing Date;

(k)            all Liabilities relating to, in connection with or arising out of any breach or default (or any event or circumstance that would constitute a breach or default with or without notice, the passage of time or both), failure to perform or overcharges or underpayments, in each case arising from events, actions or inactions prior to the Closing, under the Assumed Contracts;

(l)            all Liabilities of Seller to any current or former stockholder, member, option holder, profits interest holder, manager, officer or director of Seller or any of Seller’s Subsidiaries, including any Claims by any such Person arising out of, in connection with or relating to this Agreement, the Ancillary Agreements or the transactions contemplated herein or therein;

(m)         all Liabilities relating to, or arising out of or in connection with any Claim with respect to the operation of the Business or the Purchased Assets prior to the Closing, whether such Claim is brought prior to, on or after the Closing Date;

(n)            all Litigation Obligations;

(o)            all Compliance Liabilities;

(p)            all Intellectual Property Liabilities;

(q)            all Pre-Closing Environmental Liabilities;

(r)            all Seller Transaction Expenses;

(s)            all Liabilities for amounts payable as “change of control,” sales, bonus, incentive or severance payments, in each case, in connection with this Agreement or the transactions contemplated herein; and

(t)            all Liabilities pertaining to the Business or any Purchased Asset and arising out of, or resulting from, noncompliance with any Rule or Contract on or prior to the Closing Date.

2.5            Purchase Price.  The aggregate purchase price for the Purchased Assets (as adjusted in accordance with the terms of this Agreement, the “Purchase Price”) shall be $27,000,000, consisting exclusively of:

(a)           $23,750,000 in cash (as adjusted in accordance with the terms of this Agreement, the “Closing Cash Consideration”) to be paid by Buyer (or by Parent on behalf of Buyer) to Seller at Closing in accordance with Section 2.6(a);

(b)            up to an additional $2,500,000 in cash (the “Holdback Cash Consideration”) to be paid by Buyer (or by Parent on behalf of Buyer) to Seller in accordance with Section 2.6(b);

(c)            up to an additional $750,000 in cash (the “Retention Holdback”) to be paid by Buyer (or by Parent on behalf of Buyer) to Seller in accordance with Section 2.6(c); and

(d)            the assumption by Buyer of the Assumed Liabilities.

The Closing Cash Consideration, Holdback Cash Consideration and Retention Holdback may be decreased (as provided below) for the cumulative net adjustments required pursuant to this Agreement as of or following the Closing.

2.6            Payment of Purchase Price.  The Purchase Price shall be payable by Buyer as follows:

(a)           Closing Cash Consideration. At the Closing, Buyer shall deliver to Seller, by wire transfer of immediately available funds to an account or accounts designated by Seller in writing and delivered to Parent, an amount in cash equal to the Closing Cash Consideration.

(b)           Holdback Cash Consideration. At the Closing, Buyer shall retain the amount of the Holdback Cash Consideration, which will constitute security for the satisfaction of Seller’s indemnity and other obligations under this Agreement and the Ancillary Agreements (the “Seller Party Obligations”). Buyer shall retain and shall have the right to subtract from the Holdback Cash Consideration (x) the amount, if any, to which Buyer or Parent is entitled pursuant to Section 2.7(d) (Working Capital Shortfall) and (y) any Indemnified Losses for which an Indemnified Party is entitled to indemnification pursuant to Article 9. Buyer shall pay the balance of the Holdback Cash Consideration to Seller on the release date (“Release Date”) as follows:

(i)            Within 30 days after the 12-month anniversary of the Closing Date (the “12-Month Anniversary”), Buyer shall pay to Seller an amount equal to (A) the Holdback Cash Consideration, minus (B) the amount of all Indemnified Losses that have been subtracted by Buyer from the Holdback Cash Consideration pursuant to Article 9 as of such date, minus (C) any amounts described in Section 2.6(b)(ii) below.

(ii)            To the extent that as of the 12-Month Anniversary there are claims by the Indemnified Parties for indemnification for Indemnified Losses against the Indemnifying Parties pursuant to Article 9 pending, Buyer shall retain from the payment of the Holdback Cash Consideration the amount of such Indemnified Losses, until such time as such claims have been resolved in accordance with Article 9. Any portion of the Holdback Cash Consideration remaining after such resolution shall be paid and released by Buyer to Seller within 30 days after such resolution.

(c)           Retention Holdback. At the Closing, Buyer shall retain the amount of the Retention Holdback related to the Retention Bonuses contemplated in accordance with Section 6.3. Within 30 days after the Closing Date, Buyer shall pay to Seller an amount equal to the Retention Bonuses offered to Retained Employees which have not accepted employment with Buyer by such date. Within 30 days after the 12-Month Anniversary, Buyer shall pay to Seller an amount, if any, equal to (A) the remaining Retention Holdback, minus (B) the aggregate gross amount of Retention Bonuses that have been paid by Buyer and its affiliates to all Retained Employees from the Closing Date through such date, minus (C) the aggregate amount of employer payroll taxes withheld or paid by Buyer and its affiliates with respect to the Retention Bonuses (such amount, the “Retention Holdback Remainder,” and such date the “Retention Holdback Termination Date”). Subject to the conditions and limitations set forth in Article 9, the Buyer shall be entitled to set off against the Retention Holdback Remainder which remains available as of the Retention Holdback Termination Date the amount of any Indemnified Losses in excess of the Holdback Cash Consideration for which an Indemnified Party is entitled to indemnification pursuant to Article 9.

2.7            Working Capital Adjustment.

(a)           The Closing Cash Consideration shall be subject to further adjustment after the Closing as specified in this Section 2.7.

(b)          Not later than 120 days after the Closing Date, Parent shall deliver to the Seller Owner (i) a statement (the “Closing Working Capital Statement”) setting forth the Working Capital of the Business as of the Closing Date determined in accordance with the methodology described in Schedule 2.7 (“Final Working Capital”) and such work papers and other documents and information as are reasonably necessary to demonstrate the manner in which such Working Capital was calculated (the “Support Documentation”).

(c)           The Seller Owner (on behalf of Seller) shall, within 30 days after Parent’s delivery to Seller Owner of the Closing Working Capital Statement and the Support Documentation, accept or reject the Working Capital calculation as submitted by Parent.

(i)            If the Seller Owner rejects such calculation, the Seller Owner shall give written notice (the “Working Capital Objection Notice”) to Parent within such 30-day period and provide a detailed explanation of the basis of any disagreement. If the Seller Owner fails to notify Parent of any disagreement within such 30-day period, Seller shall be deemed to have accepted Parent’s calculations. Further, if the Seller Owner notifies Parent that the Seller Owner disagrees only with a portion of Parent’s Working Capital calculation, then all remaining portions of Parent’s Working Capital calculation shall be deemed to have been accepted by Seller. If the Seller Owner delivers the Working Capital Objection Notice within such 30-day period, then Parent and the Seller Owner shall endeavor in good faith to resolve the objections, for a period not to exceed 30 days from the date Parent receives the Working Capital Objection Notice, and if the Parties so resolve all disputes then the Closing Working Capital Statement, as amended to the extent necessary to reflect the resolution of the dispute, shall be final, conclusive and binding on Parent and Seller.

(ii)            If the Parties have not resolved any disagreement with respect to the determination of the Working Capital within such 30-day period, then such disagreement shall be submitted to an accounting or consulting firm mutually agreeable to the Seller Owner and Parent (the “Arbitrator”) for a final and binding resolution of the disagreement. The Arbitrator shall promptly determine the matters in dispute (and only such matters as are in dispute) relating to the calculation of Working Capital, and issue written findings of fact and conclusions in support thereof. Each Party shall furnish to the Arbitrator such work papers and other documents and information relating to such objections as the Arbitrator may request and are available to that Party (or its independent public accountants) and will be afforded the opportunity to present to the Arbitrator any material relating to the determination of the matters in dispute and to discuss such determination with the Arbitrator.  To the extent that a value has been assigned to any objection that remains in dispute, the Arbitrator shall not assign a value to such objection that is greater than the greatest value for such objection claimed by either Party or less than the smallest value for such objection claimed by either Party. The determination by the Arbitrator, as set forth in a written notice delivered to both Parties by the Arbitrator, shall be made in accordance with this Agreement, including the methodology set forth on Schedule 2.7, the definition of “Working Capital” and the other terms of this Section 2.7, and shall be final and binding on the Parties and shall constitute an arbitral award that is final, binding and unappealable and upon which a judgment may be entered by a court having jurisdiction thereof.  The fees and expenses of the Arbitrator shall be paid by the Party whose calculation of the Working Capital of the Business as of the Closing Date is further from the Working Capital of the Business as of the Closing Date as determined by the Arbitrator. Notwithstanding anything to the contrary in this Agreement, the Parties agree that the scope of the Arbitrator’s review shall be limited to the Closing Working Capital Statement and calculation of Working Capital of the Business. This provision for arbitration shall be specifically enforceable.

(d)           If (i) the Final Working Capital (as finally determined in accordance with this Section 2.7) is less than the Target Working Capital, or (ii) the proper adjustment was not made under Section 2.6(a), then Parent shall recover such shortfall (the “Working Capital Shortfall”) by making a claim for and deducting the Working Capital Shortfall from the Holdback Cash Consideration, without reference to or meeting any Threshold requirement, notwithstanding the provisions of Article 9. To the extent permitted under applicable law, the Parties will treat (and will cause each of their respective Affiliates to treat) any amounts payable with respect to any Working Capital Shortfall as an adjustment to the Purchase Price.

2.8            Allocation of Purchase Price; Closing Matters.

(a)           As soon as practicable after the Closing, Buyer shall allocate the Purchase Price (including those Assumed Liabilities that are liabilities for Tax purposes) pursuant to Section 1060 of the Code and any other applicable Tax laws among the Purchased Assets and the non-compete agreement described in Section 6.11 for all Tax purposes in accordance with this Section (the “Allocation”) and deliver a statement to the Seller Owner setting forth the Allocation. The Seller Owner shall, within 30 days following its receipt of the Allocation, accept or reject the Allocation as submitted by Buyer. During this 30-day period, the Seller Owner may request, and Parent shall endeavor to provide, documents and information reasonably necessary for the Seller Owner to understand the Allocation. If the Seller Owner disagrees with the Allocation, the Seller Owner shall give written notice to Buyer of such disagreement and the specific basis for such disagreement within such 30-day period. Should the Seller Owner fail to notify Buyer in writing of a disagreement within such 30-day period, the Seller Owner (on behalf of Seller) shall be deemed to have agreed with Buyer’s Allocation. If the Seller Owner gives written notice to Buyer of a disagreement and the specific basis for such disagreement within such 30-day period, then Buyer and the Seller Owner shall negotiate in good faith to resolve any disputed items. If, after a period of 20 days following the date on which the Seller Owner gives Buyer timely notice of such disagreement, any proposed change remains disputed, then Seller and Buyer shall each be entitled to adopt their own positions regarding the Allocation to the extent of any differences arising from such disputed items, and the Seller Owner (on behalf of Seller) shall be deemed to have otherwise agreed with the Buyer’s Allocation. To the extent the Parties agree (or the Seller Owner (on behalf of Seller) is deemed to agree) on the Allocation, such Allocation, as agreed to (or deemed to be agreed to) is referred to herein as the “Final Allocation.” Buyer and Seller shall file all Tax Returns (such as IRS Form 8594 or any other forms or reports required to be filed pursuant to Section 1060 of the Code or any comparable provisions of applicable law (“Section 1060 Forms”)) in a manner that is consistent with the Final Allocation and refrain from taking any action inconsistent therewith, unless otherwise required to do so by applicable law or a “determination” within the meaning of Section 1313(a)(1) of the Code. Buyer and Seller shall file such Section 1060 Forms timely and in the manner required by applicable law. Buyer and Seller also shall allocate and report any adjustments to the Purchase Price in accordance with Section 1060 of the Code and the Treasury Regulations thereunder, and any allocations made as a result of such adjustments (to the extent agreed to or deemed to be agreed to, applying the same procedures discussed above in this Section 2.8(a)) shall become part of the Final Allocation.

(b)            Subject to the terms and conditions of this Agreement, the closing of the transactions contemplated in this Agreement (the “Closing”) shall take place at the offices of Parent at 2201 Lakeside Boulevard, Richardson, Texas 75082, at 10:00 a.m. (Central time) on the date hereof or such other date as the Parties may mutually agree upon the date of the Closing is herein referred to as the “Closing Date.” Notwithstanding the foregoing, the Closing shall be deemed effective for all purposes, and the right of possession of the Purchased Assets shall be deemed to have been passed to Buyer at 11:59 p.m. (Central time) on the Closing Date, and the Parties agree to acknowledge and use the Closing Date for all purposes, including for accounting and Tax purposes.

(c)           Subject to the conditions set forth in this Agreement, the Parties shall consummate the following on the Closing Date:

(i)            Seller shall deliver to Buyer the Purchased Assets and retain the Excluded Assets and the Excluded Liabilities;

(ii)           Buyer shall pay the Closing Cash Consideration;

(iii)           Buyer shall assume the Assumed Liabilities; and

(iv)            the Parties shall deliver or cause to be delivered the Transfer Documents (as per Section 2.8(e)) and certificates and other documents and instruments required to be delivered by or on behalf of a Party hereof under Article 7.

(d)           Seller, on the one hand, and Buyer, on the other hand, shall, pursuant to and in accordance with the terms and conditions of this Agreement, enter into, and cause their respective Subsidiaries, if applicable, to enter into, on the Closing Date, separate bills of sale and assignment and assumption agreements, including patent, trademark, copyright, domain name and contract assignments (collectively, the “Transfer Documents”) documenting the purchase and sale of each portion of the Purchased Assets and the Assumed Liabilities to be conveyed separately to Buyer. Such individual Transfer Documents will memorialize the transfer of the Purchased Assets to Buyer, Buyer’s assumption of the Assumed Liabilities, and Seller’s retention of the Excluded Assets and Excluded Liabilities.

(e)           The Transfer Documents shall be in substantially the applicable forms attached hereto as Exhibits A1-4, with such modifications as are necessary and appropriate as a result of differences in local laws or customs, in order to maintain substantially the same legal meaning and effect as provided for in this Agreement. In the event of any conflict or inconsistency between the terms and conditions of this Agreement and any Transfer Document, the terms and conditions of this Agreement shall prevail.

(f)          Notwithstanding anything in this Agreement to the contrary, this Agreement shall not constitute an agreement to assign any Assumed Contract if an attempted assignment thereof, without consent of a third party thereto, would constitute a breach or other contravention thereof or in any way adversely affect the rights of Buyer thereunder. Seller will use its commercially reasonable efforts, and Buyer will use its commercially reasonable efforts to assist Seller, to obtain the consent of the other parties to any such Assumed Contract for the assignment thereof to Buyer; provided, however, that neither Buyer nor its Affiliates shall be obligated to pay any consideration therefor to any third party from whom any such consent is requested and any costs related to obtaining such consent shall be the sole responsibility of Seller.

(g)           Unless and until such consent is obtained, or if an attempted assignment thereof would be ineffective or would materially adversely affect the rights of Seller thereunder so that Buyer would not in fact receive all rights and benefits under such Assumed Contract, then (i) Seller shall continue to be bound by such Assumed Contract and (ii) unless not permitted by the terms thereof or applicable Rules, Buyer shall, as agent or subcontractor for Seller, pay, perform and discharge fully, or cause to be paid, transferred or discharged, all the obligations or other Liabilities of Seller under such Assumed Contract arising solely after the Closing Date (except to the extent expressly otherwise provided herein or in the Ancillary Agreements). Seller shall, without further consideration, pay and remit, or cause to be paid or remitted, to Buyer promptly all money, rights and other consideration received by Seller in respect of such performance (less the any third party expenses incurred by Seller in connection therewith). If and when any such consent shall be obtained or such Assumed Contract shall otherwise become assignable, Seller shall promptly assign all of such Seller rights, obligations and other Liabilities under such Assumed Contract to Buyer without receipt of further consideration, and Buyer shall, without the payment of any further consideration, assume the rights, obligations and other Liabilities under such Assumed Contract arising solely from and after the Closing Date (except to the extent expressly otherwise provided herein or in the Ancillary Agreements).

(h)           From and after the Closing, if the Parties, acting in good faith, mutually determine that any of the assets held by the Seller Parties should have been deemed to be Purchased Assets (including any Excluded Contracts that should have been deemed to be Assumed Contracts), the Parties will in good faith discuss and agree how to amend the Schedules hereto as necessary to reflect such changes. In furtherance of the foregoing, Seller shall not terminate any Excluded Contracts during the period starting on the Closing Date and ending ninety (90) days after the Closing Date (other than such Excluded Contracts that expire according to their terms within such period).

2.9            Withholding.  Notwithstanding any other provision in this Agreement to the contrary, Buyer and any of the Buyer’s Affiliates (each, a “Withholding Agent”) shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement such amounts as the Withholding Agent is required to deduct and withhold with respect to the making of such payment under the Code or any other provision of applicable Tax law; provided, however, that prior to deducting and withholding any such amounts (i) the applicable Withholding Agent shall notify such payee of any amounts that the applicable Withholding Agent intends to withhold from any payments hereunder and provide such payee with reasonable support for the basis for such withholding and (ii) the parties shall reasonably cooperate to minimize or eliminate any potential deductions and withholdings and such payee shall have the opportunity to reduce or eliminate such withholding. To the extent that amounts are so withheld and timely paid over to the appropriate Governmental Body, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the applicable payee in respect of which such deduction and withholding was made and in the manner required by this Agreement.

Article 3

REPRESENTATIONS AND WARRANTIES CONCERNING THE SELLER OWNER

Except as set forth in the Disclosure Schedule which has been delivered by Seller Parties to the Buyer Parties concurrently with the execution hereof (which Disclosure Schedule shall be arranged according to specific sections in this Article 3 and shall provide exceptions to, or otherwise qualify in reasonable detail, only the corresponding section in this Article 3 and any other section hereof where it is clear, upon a reading of such disclosure without any independent knowledge on the part of the reader regarding the matter disclosed, that the disclosure is intended to apply to such other section), Seller Owner represents and warrants to and for the benefit of the Indemnified Parties, as of the date hereof, as follows:

3.1            Authority as a Seller Owner.  Seller Owner is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Seller Owner has the power and authority to execute, deliver and perform this Agreement and the agreements referred to in this Agreement to which such Seller Owner is or shall become party (the “Seller Owner Ancillary Agreements”) and to consummate the transactions contemplated in this Agreement and the Seller Owner Ancillary Agreements. The execution, delivery and performance of this Agreement and the Seller Owner Ancillary Agreements, and the consummation of the transactions contemplated herein and therein, have been duly and validly authorized by all necessary action on the part of Seller Owner. This Agreement and each of the Seller Owner Ancillary Agreements has been duly executed and delivered by Seller Owner and constitutes valid and binding obligation of Seller Owner in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors’ rights and general principles of equity. Seller Owner has obtained all necessary authorizations, approvals and consents from its directors, equityholders, managers, members, trustee and other Persons, as applicable, required in connection with the transactions contemplated in this Agreement and the Seller Owner Ancillary Agreements.

3.2            Seller Interest Ownership.  Seller Owner is the record and beneficial owner of all right, title and interest in and to all the issued and outstanding equity interests in Seller (the “Seller Interests”). Seller Owner has, and will have at the Closing, good, marketable and legal title to its Seller Interests, free and clear of all Liens. Seller Owner is not party to any voting trust, proxy or other agreement or understanding with respect to the ownership or voting of any of the Seller Interests.

3.3             No Conflict or Breach.  The execution, delivery and performance of this Agreement and the Seller Owner Ancillary Agreements do not and will not (a) conflict with or constitute a violation of the Certificate of Incorporation or Bylaws (or equivalent Governing Documents) of Seller Owner; or (b) conflict with or constitute a violation of any law, statute, judgment, Order, decree or regulation of any Governmental Body or arbitrator applicable to or relating to Seller Owner, excluding from the foregoing clause (b) such conflicts or violations that would not, individually or in the aggregate, (A) prevent or materially delay consummation of the transactions contemplated herein, (B) otherwise prevent or materially delay performance by Seller Owner of its material obligations under this Agreement; or (c) cause a Material Adverse Effect on Seller Owner.

3.4           Governmental Approvals.  No consent, approval, authorization, registration or filing with any federal, state or local judicial or Governmental Body or administrative agency is required in connection with the valid execution and delivery by Seller Owner of this Agreement or the Seller Owner Ancillary Agreements or the consummation by Seller Owner of the transactions contemplated in this Agreement or the Seller Owner Ancillary Agreements.

3.5            Brokers.  No finder, broker, agent or other intermediary has acted for or on behalf of Seller Owner in connection with the transactions contemplated in this Agreement, and there are no claims for any brokerage commission, finder’s fee or similar payment due from Seller Owner.

Article 4

REPRESENTATIONS AND WARRANTIES CONCERNING SELLER

Except as set forth in the Disclosure Schedule which has been delivered by Seller to the Buyer Parties concurrently with the execution hereof (which Disclosure Schedule shall be arranged according to specific sections in this Article 4 and shall provide exceptions to, or otherwise qualify in reasonable detail, only the corresponding section in this Article 4 and any other section hereof where it is clear, upon a reading of such disclosure without any independent knowledge on the part of the reader regarding the matter disclosed, that the disclosure is intended to apply to such other section), each of the Seller Parties, jointly and severally, represents and warrants to and for the benefit of the Indemnified Parties, as of the date hereof as of the Closing Date, as follows (with the understanding and acknowledgement that Parent and Buyer would not have entered into this Agreement without being provided with the representations and warranties set forth herein, and that these representations and warranties constitute an essential and determining element of this Agreement):

4.1            Organization and Good Standing; Governing Documents; Authority.  Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Seller has the requisite power and authority to own, operate and lease its properties and to carry on its business as now being conducted and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary, except where the failure to be so qualified and in good standing, individually or in the aggregate would not reasonably be expected to have a material effect on the Business. Except as set forth in Section 4.17(d) of the Disclosure Schedule, Seller has no operations in jurisdictions outside the United States. True and complete copies of the Governing Documents of Seller, including all amendments to such documents, have previously been made available to Buyer. Seller has the requisite power and authority to execute, deliver and perform this Agreement and all other agreements and documents required to be executed and delivered by Seller hereunder (collectively, the “Seller Ancillary Agreements”) and to consummate the transactions contemplated in the Seller Ancillary Agreements, to the extent it is a party thereto. The execution, delivery and performance of this Agreement and the Seller Ancillary Agreements, and the consummation of the transactions contemplated herein and therein, have been duly and validly authorized by all necessary action on the part of Seller. This Agreement and each of the Seller Ancillary Agreements has been, duly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors’ rights and general principles of equity. Seller has obtained all necessary authorizations and approvals from its board of directors and stockholders in connection herewith.

4.2            No Conflict or Breach.  Except as set forth in Section 4.2 of the Disclosure Schedule, the execution, delivery and performance of this Agreement and the Seller Ancillary Agreements and the consummation of the transactions contemplated herein and therein by Seller does not and will not (a) conflict with or constitute a violation of the Governing Documents of Seller, (b) conflict with or constitute a violation of any law, statute, judgment, Order, decree or regulation of any legislative body, court, administrative agency, Governmental Body or arbitrator applicable to or relating to Seller or the Purchased Assets; or (c) conflict with, constitute a default under, result in a breach or acceleration of or require notice to or the consent of any third party under any Contract, agreement, commitment, lease, mortgage, note, license or other instrument or obligation to which Seller is party. There is no Contract or Order binding upon Seller that has or would reasonably be expected to have the effect of prohibiting or materially impairing the conduct of the Business by Buyer as currently conducted by Seller. Without limiting the foregoing, Seller has not entered into any Contract under which Seller is restricted from selling, licensing or otherwise distributing any of the Purchased Assets, technology or products to, or providing services to, customers or potential customers or any class of customers, in any geographic area, during any period of time or in any segment of Seller’s market (other than customary terms of use contained in off the shelf or click-through end user licenses).

4.3            Consents and Approvals.  Section 4.3 of the Disclosure Schedule describes (a) each consent, approval, authorization, registration or filing of or with any Governmental Body; and (b) each consent, approval, authorization or notice of or to any other third party, that in the case of either clause (a) or (b) is required (i) in connection with the valid execution and delivery by Seller of this Agreement or the consummation by Seller of the transactions contemplated in this Agreement; or (ii) to prevent the transactions contemplated in this Agreement from constituting a default, resulting in a breach or giving rise to an event of acceleration under any Assumed Contract or any Lien Instrument or Real Property Lease to which any Seller or any Seller Owner is a party or otherwise bound (the items described in clauses (a) and (b), collectively, the “Consents”).

4.4            Capital Structure.

(a)          Seller Interests. Seller is a wholly owned subsidiary of Seller Owner. All of the Seller Interests have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive rights.

(b)          Subsidiaries. Seller has no Subsidiaries.

(c)           Other Securities. Except as set forth in Section 4.4(a) of the Disclosure Schedule, there are no shares of capital stock, membership interests, equity interests or other securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which Seller is a party or by which it is bound obligating Seller to (i) issue, convert, deliver or sell, or cause to be issued, delivered or sold, membership interests, equity interests, shares of capital stock, or other securities of Seller, (ii) issue, grant, extend or enter into any such security, membership interest, option, warrant, call, right, commitment, agreement, arrangement or undertaking or (iii) issue or distribute to holders of any membership interests or equity interests of Seller any evidences of indebtedness or assets of Seller. Except as set forth in Section 4.4(a) of the Disclosure Schedule, Seller is not under any obligation to purchase, redeem or otherwise acquire any of its capital stock, membership interests or other equity interests or any interest therein or to pay any dividend or make any other distribution with respect thereto.

(d)          No Agreements. Except as set forth in Section 4.4(a) of the Disclosure Schedule, there are no Contracts to which Seller, any Subsidiary or Seller Owner is a party, relating to the issuance, acquisition (including rights of first refusal or preemptive rights), disposition, registration under the Securities Act or voting of capital stock, membership interests, equity interests or other securities of or interests in Seller.

(e)           Purchase Price and Other Payments. No Person will be entitled to receive or have any claim to a portion of the Purchase Price or any other payment or consideration as a result of the transactions contemplated in this Agreement or any Seller Ancillary Agreement, other than Seller and, by virtue of its ownership of Seller, the Seller Owner.

4.5            Financial Statements.

(a)           Section 4.5(a) of the Disclosure Schedule sets forth (i) the unaudited balance sheets of Seller as of December 31, 2018 , December 31, 2019 and December 31, 2020 and the related statements of income, stockholders’ equity (deficit) and cash flows for the fiscal years then ended, together with all related notes and schedules thereto (collectively referred to herein as the “Annual Financial Statements”) and (ii) the unaudited balance sheet of Seller as of March 31, 2021, and the related unaudited statements of income, stockholders’ equity (deficit) and cash flows for the fiscal year then ended (collectively referred to herein as the “Interim Financial Statements”) (the Annual Financial Statements and the Interim Financial Statements are collectively referred to herein as the “Financial Statements”). The Financial Statements were prepared in accordance with the books of account and other financial records of Seller and present fairly and accurately in all material respects the consolidated financial condition and results of operations of Seller and the Business, as applicable, at and for the periods presented. Except as otherwise noted in Section 4.5(a) of the Disclosure Schedule, the Annual Financial Statements and Interim Financial Statements have been prepared in accordance with GAAP consistently applied. Except as otherwise noted in Section 4.5(a) of the Disclosure Schedule, the Interim Financial Statements have been prepared on a basis consistent with the Annual Financial Statements.

(b)          Seller has no material Liabilities except for (i) Liabilities reflected in the Financial Statements and the footnotes thereto, (ii) trade accounts payable that have arisen after the Interim Financial Statements in the ordinary course of the bona fide performance of the Business and have been taken into consideration in connection with the Final Working Capital calculation pursuant to Section 2.7, (iii) obligations under Contracts that have been entered into in the ordinary course of the bona fide performance of the Business subsequent to the date of the Financial Statements, and (iv) Liabilities that are disclosed on Section 4.5(a) of the Disclosure Schedule.

(c)           Section 4.5(c) of the Disclosure Schedule sets forth a complete and accurate list and description of all instruments or other documents relating to any direct or indirect Indebtedness of Seller. Seller has made available to Buyer a true, correct, and complete copy of each of the items required to be listed in Section 4.5(c) of the Disclosure Schedule. Except as set forth in Section 4.5(c) of the Disclosure Schedule, Seller has no Indebtedness.

(d)          Section 4.5(d) of the Disclosure Schedule sets forth a true and complete list of the names of each bank, trust company, securities broker and other financial institution at which Seller or any Subsidiary has an account or safe deposit box or maintains a banking, custodial, trading or other similar relationship.

4.6            Brokers.  Except as set forth in Section 4.6 of the Disclosure Schedule, no finder, broker, agent or other intermediary has acted for or on behalf of any Seller Party in connection with the transactions contemplated in this Agreement, and no Seller Party has incurred or will incur, directly or indirectly, and there are no claims for, any brokerage commission, finder’s fee or similar payment or charge in connection with the transactions contemplated in this Agreement.

4.7            Taxes.  All Tax Returns required to have been filed (taking into account any extensions of time within which to file) by or with respect to Seller, the Purchased Assets, or the Business have been duly and timely filed, and all such Tax Returns were prepared in material compliance with all applicable laws and are true, correct, and complete in all material respects. All Taxes of, or with respect to, Seller (whether or not shown to be due on the foregoing Tax Returns) that are due and payable have been timely paid in full. Since January 1, 2019, no deficiencies or adjustments for any Taxes have been proposed or assessed in writing with respect to Seller. Since January 1, 2019, no audit, examination or other proceeding with respect to any Tax Return of Seller or with respect to the Business or the Purchased Assets is in progress, or has been threatened, and no Governmental Body has notified Seller in writing that it intends to commence any audit, examination or other proceeding with respect to any Tax Return of Seller or with respect to the Business or the Purchased Assets. As of the date of this Agreement, Seller has not requested, offered to enter into or entered into any agreement or other arrangement, or executed any waiver, providing for any extension of time within which (i) to file any Tax Returns, elections, designations or similar filings relating to Taxes with respect to the Purchased Assets or the Business; (ii) it is required to pay or remit any Taxes or amounts on account of Taxes with respect to the Purchased Assets or the Business; or (iii) any Governmental Body may assess or collect Taxes with respect to the Purchased Assets or the Business. No Liens for Taxes exist with respect to any assets or properties of Seller except for statutory liens for Taxes that are not yet delinquent or Liens for Taxes being contested in good faith by appropriate proceedings. As of the date of this Agreement, there are no unpaid Taxes of Seller or relating or attributable to the Purchased Assets or the Business for which Buyer or its Affiliates could become liable as a result of transactions contemplated in this Agreement. No written claim has been made against Seller by any Taxing authority in a jurisdiction in which Seller has not filed Tax Returns that it is or may be subject to taxation by that jurisdiction with respect to the Purchased Assets or the Business. Neither Seller, nor any of its Affiliates, has entered into any agreements (including any closing agreements or Tax abatement or Tax credit agreements) with, or requested or received any Tax ruling from, any Taxing authority relating to Taxes which would be binding on Buyer or its Affiliates. Seller is not a party to or bound by any Tax indemnity, Tax sharing or Tax allocation agreement.

4.8            Title to Tangible Purchased Assets; Liens; Sufficiency of Assets.

(a)           Seller currently has good and marketable title to all of the tangible Purchased Assets owned by Seller, or a valid leasehold or other possessory interest in all other tangible Purchased Assets used, operated or occupied by Seller or located on Seller’s premises. All of the tangible Purchased Assets will be free and clear of any Liens on or prior to the Closing Date. There are no breaches or defaults under, and no events or circumstances have occurred which, with or without notice or lapse of time or both, would constitute a breach of or a default under, any instrument, agreement or other document that creates, evidences or constitutes any Lien or that evidences, secures or governs the terms of any Indebtedness or obligation secured by any Lien (any such instrument, agreement or other document is referred to herein as a “Lien Instrument”). Assuming the timely receipt of all applicable Consents, the sale of the Purchased Assets by Seller to Buyer will not: (i) constitute a breach of or a default under any Lien Instrument; (ii) permit, cause or result in (with or without notice, lapse of time or both) (A) the acceleration of any Indebtedness or other obligation evidenced, secured or governed by a Lien Instrument, or (B) the foreclosure or other enforcement of any Lien; (iii) permit or cause the terms of any Lien Instrument to be renegotiated; or (iv) require the consent of any party to or holder of a Lien Instrument or of any third party, in each case with respect to or affecting the Purchased Assets.

(b)           Except as set forth in Section 4.8(b) of the Disclosure Schedule, the Purchased Assets constitute all of the assets, properties, Contracts, permits, rights or other items owned by Seller, Seller Owner and their Affiliates that are used in, developed for use in, held for use in, or necessary for the operation of, the Business as such Business is conducted by Seller as of the date hereof. Except as set forth in Section 4.8(b) of the Disclosure Schedule, and assuming no Buyer-related restrictions, shortfalls, limitations or obligations independent of the Purchased Assets or the Assumed Liabilities, the Purchased Assets are adequate to conduct the Business and use and operate the Purchased Assets in a manner consistent with the past conduct of the Business by Seller as of the date hereof.

4.9            Real Property.

(a)           Owned. Seller does not own any real property.

(b)           Leased.

(i)            Section 4.9(b) of the Disclosure Schedule contains a true and correct description of all real property leased, subleased or occupied by Seller (the “Leased Real Property”), of all leases, including all amendments, exhibits and schedules incorporated therein, relating to the Leased Real Property (collectively, the “Real Property Leases”), including the name of the lessor, the name of the lessee, the address of the real property subject to the Real Property Lease, the term of the Real Property Lease, and rent payable under the Real Property Lease (including base rent and additional rent, however characterized), the amount of any security deposit by the lessee under each Real Property Lease currently held by the lessor, the rights of lessee to assign the Real Property Lease, or sublet any portions of the Leased Real Property, and of all Liens upon or affecting Buyer’s rights to or interest in any of the Leased Real Property or any Real Property Lease.

(ii)            The Leased Real Property comprises all of the real property used in, contemplated to be used in, or otherwise relating to, the Business.

(iii)            Except as set forth in Section 4.3 of the Disclosure Schedule, no consent is required from the lessor or any other Person under any Real Property Lease to consummate the transactions contemplated in this Agreement and the Seller Ancillary Agreements or to transfer the Real Property Leases that are to be transferred to the Buyer Parties at Closing in accordance with this Agreement.

(iv)            Except as set forth in Section 4.9(b) of the Disclosure Schedule, (A)  Seller has not sublet, or granted to any other person any right of use, operation or occupancy of, any of the Leased Real Property, nor has Seller agreed to do so; (B) the Real Property Lease is not a sublease of any other real property superior in interest to the Real Property Lease; (C) Seller has not sold, transferred or assigned, or granted any Lien on or otherwise encumbered, all or any portion of its interest under any Real Property Lease, nor has Seller agreed to do so; and (D) no Person has a superior or any sub-leasehold interest in, and no Person (other than Seller) has any right to use, operate or occupy, any Leased Real Property.

(v)            Seller has made available to Buyer true, correct and complete copies of (A) all of the Real Property Leases; and (B) all Lien Instruments with respect to or affecting any of the Leased Real Property or any Real Property Lease. Each of the Real Property Leases is valid, binding and enforceable in accordance with its terms and is in full force and effect, free and clear of any Liens, and, except as set forth in Section 4.9(b)(v) of the Disclosure Schedule, there are no offsets or defenses by either landlord or tenant thereunder. There are no existing breaches of or defaults by Seller under, and no events or circumstances have occurred which, with or without notice or lapse of time or both, would constitute a breach of or a default under, any of the Real Property Leases by Seller or any Affiliate of Seller or any other Person.

(vi)            The premises, fixtures, furnishings, and equipment located on the Leased Real Property are in good operating condition and in a state of good maintenance and repair, ordinary wear and tear excepted. No material improvements constituting a part of the current Leased Real Property encroach on real property not leased by Seller to the extent that removal of such encroachment would materially impair the manner and extent of the current use, occupancy and operation of such improvements.

(vii)            There are no actual, threatened or contemplated condemnation or eminent domain proceedings that affect the Leased Real Property or any part thereof, and no Seller Party has received any notice in respect thereof from any Governmental Body.

(viii)            The past and current use or occupancy of the Leased Real Property by Seller and its Affiliates and the conduct of the Business as currently conducted do not violate any easement, covenant, condition, restriction or similar provision in any instrument of record or other unrecorded agreement affecting such Leased Real Property.

(ix)            No security deposit or portion thereof deposited with respect to the Real Property Leases for the Leased Real Property has been applied in respect of a breach or default under such Real Property Leases which has not been redeposited in full.

4.10            Tangible Personal Property.  Section 4.10 of the Disclosure Schedule sets forth a true and complete list of all equipment and other tangible personal property owned or leased by, in the possession of, or necessary, used or useful for the conduct of the Business by Seller as currently conducted and currently contemplated to be conducted and having, individually, a value in excess of $25,000, or in the aggregate with all other similar items, a value in excess of $50,000 (the “Tangible Personal Property”). Each item of Tangible Personal Property is in good condition and repair (ordinary wear and tear excepted), free and clear of any defects. Seller has not received notice that any of the Tangible Personal Property or its operation has been or is in violation of any Rules. During the past three years, there has not been any interruption of the operations of the Business due to a deficiency, or the inadequate maintenance, of the Tangible Personal Property for which any Customer credit or refund was granted. Except as set forth in Section 4.10 of the Disclosure Schedule, none of the Tangible Personal Property is held under any lease, security agreement or conditional sales contract. Section 4.10 of the Disclosure Schedule sets forth a list and reasonably detailed description of all Tangible Personal Property that is not owned or leased by Seller. Seller has good and marketable title to all of the Tangible Personal Property owned by Seller, and a valid leasehold or other possessory interest in all other Tangible Personal Property used, operated or occupied by Seller or located on or within the Leased Real Property. Seller has made available to Buyer true and complete copies of all Tangible Personal Property leases or other documentation memorializing any Seller Party’s possessory interest in such Tangible Personal Property.

4.11            Contracts.

(a)           Section 4.11(a) of the Disclosure Schedule lists all (i) Assumed Contracts with customers of the Business (“Customer Contracts”), (ii) Assumed Contracts with vendors and suppliers of the Business (“Supplier Contracts”) that involve expenditures by Seller in excess of $50,000 per annum, and (iii) all other Assumed Contracts (other than Lien Instruments or Real Property Leases) that involve expenditures or receipts by Seller in excess of $50,000 per annum. Seller has made available to Buyer true and complete copies of all Assumed Contracts. Exhibit B sets forth the forms of Standard Customer Contracts that Seller has used in selling or offering products and services in the operation of the Business.

(b)           Section 4.11(b)(i) of the Disclosure Schedule lists all customers of the Business for the 12-month period ended December 31, 2020, based on and listing the gross sales (rounded to the nearest $1,000). All Customer Contracts required to be set forth on Schedule 4.11(a) of the Disclosure Schedules have been executed in writing, are valid and binding (subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors’ rights and general principles of equity), and true, correct and complete copies have been provided to Buyer.

(c)          All Supplier Contracts have been executed in writing and are valid and binding. True, correct and complete copies of Supplier Contracts required to be set forth on Schedule 4.11(a) have been provided to Buyer.

(d)           Each of the Assumed Contracts has been and currently is valid, binding and enforceable in accordance with its terms and is in full force and effect and no counterparty to any Assumed Contract is in default under such Assumed Contract. Seller and (to Seller’s knowledge) each other party to the Assumed Contracts have performed their obligations thereunder, and neither Seller nor (to Seller’s knowledge) any other party thereto is in default thereunder, nor has there occurred any event or circumstance which with notice or lapse of time or both would constitute a default or event of default on the part of Seller or (to Seller’s knowledge) any other party thereto or give to any other party thereto the right to terminate or modify any such agreement, as the result of such default. Assuming timely receipt of the applicable Consents or other required notices, the sale of the Purchased Assets by Seller to Buyer will not, with respect to any Assumed Contract, (i) constitute a default thereunder; (ii) require the consent of any Person; or (iii) affect the continuation, validity or effectiveness of any Assumed Contract. No party to an Assumed Contract has released any of its rights under any Assumed Contract or any portion thereof; no party has given any notice of its intention to terminate or has otherwise sought to repudiate or disclaim any Assumed Contract; and there is no dispute regarding the validity or scope of any such Assumed Contract, or performance under any such Assumed Contract, including with respect to any payments to be made or received by Seller thereunder. Except as set forth in Section 4.11(d)(1) of the Disclosure Schedule, no party to any Assumed Contract has notified Seller of its intent to terminate an Assumed Contract or to assert any right to renegotiate or repudiate the terms or conditions of any Assumed Contract or any portion thereof.

4.12            Restrictions on Business Activities.  Except as set forth in Section 4.12 of the Disclosure Schedule, (a) none of the Assumed Contracts impose on Seller or any Affiliate of Seller (i) any non-compete or exclusivity obligation; (ii) any non-solicitation obligation; (iii) any restriction on the ability of Seller to sell the Purchased Assets; (iv) any restrictions on the ability of a successor to Seller to operate the Business in the manner in which the Business is currently conducted by Seller, nor any material restriction on Seller’s operation of the Business in any geographic area; (v) any “most favored nations” or similar obligation to offer terms included in or based on another Contract; or (vi) any consent to assignment requirements other than as set forth in Section 4.3 of the Disclosure Schedule; and (b) Seller is not subject to any Rule under which Seller is restricted from selling, licensing or otherwise distributing any of its products or from providing services to customers in any manner consistent with past practices.

4.13            Receivables.  All accounts receivable and trade accounts of the Business reflected in the Seller Financial Statements (the “Receivables”) represent bona fide, legal, valid and binding obligations, subject to bankruptcy, insolvency or other similar creditor rights and equitable principles, arising from products delivered or services performed by Seller. Deferred revenues are presented on the Seller Financial Statements in accordance with GAAP.

4.14            Intellectual Property.

(a)           As used herein, “Software” means any object code, source code, binary code, executable code, and any documentation for the Internet and computer software applications and technology. As used herein, “Data” means any elements, statistics, figures, facts or other information gathered by, licensed to, generated or produced by or for, Seller for analysis, reference or disclosure, which are used or held for use in the Business. “Intellectual Property Rights” means all intellectual property rights, including without limitation all of the following to the extent they constitute protectable intellectual property: (i) patents, patent applications, and patent disclosures, together with all reissuances, certificates, continuations, continuations-in-part, divisionals, extensions, registrations, and reexaminations thereof and all inventions, whether or not patentable and whether or not reduced to practice, (ii) trademarks, service marks, trade dress, logos, trade names, websites, website pages and addresses, Internet domain names and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all certificates, applications, registrations, and renewals in connection therewith, (iii) copyrightable works, copyrights, and all applications, registrations, renewals and moral rights (including any right to claim authorship to or to object to any distortion, mutilation, other modification or derogatory action in relation to a copyrightable work, whether or not such would be prejudicial to the author’s reputation, and any similar right, existing under common or statutory law, regardless of whether or not such right is denominated or generally referred to as a moral right) in connection therewith, (iv) mask works and all applications, registrations, and renewals in connection therewith, (v) newsletters, magazines, books, handbooks, special reports, whitepapers videos, online education courses and membership programs currently offered by Seller, seminars, conferences, classroom training programs and broadcast events offered by Seller, and (vi) trade secrets, know-how and confidential business information (including ideas, research and development, inventions, formulas, compositions, manufacturing, production and business processes and techniques, technical data, designs, discoveries, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans, proposals, and methods) owned or used or useful in connection therewith.

(b)

(i)            Seller and/or Seller Owner owns or possesses the entire right, title and interest in and to, or holds a license pursuant to an enforceable written agreement under, all Intellectual Property Rights contained in the Purchased Assets (including all Software included therein) as currently used (collectively, the “Business Intellectual Property”). The Purchased Assets include all of the Intellectual Property Rights created, owned or held by or for the benefit of Seller that are, as of the Closing Date, used or held for use in the Business.

(ii)            All Business Intellectual Property is valid and enforceable and there has not been any act or omission by any Seller Party that has had, or would reasonably be expected to have, an adverse effect on the validity or enforceability of any of Business Intellectual Property. The consummation of the transactions contemplated in this Agreement will not result in the loss or impairment of, nor require the consent of or payment to any other Person in respect of, Seller Parties’ rights to own, transfer, license or use any of the Business Intellectual Property, as owned or currently used by Seller Parties.

(c)           Except as set forth on Section 4.14(c) of the Disclosure Schedules, to the Seller’s knowledge, none of the Business Intellectual Property, nor the content or use of the Purchased Assets violates, misappropriates or infringes, or otherwise conflicts with, the rights of another Person, including, without limitation, the Intellectual Property Rights of another Person. Seller has not received any written notice from any Person that the design, content, use, license or sale of the Purchased Assets or the Business Intellectual Property infringes or misappropriates the Intellectual Property Rights of any Person and there are no bona fide grounds for such a claim. To the Seller’s knowledge, no other Person has infringed or misappropriated any part of or otherwise made any unauthorized use of the Business Intellectual Property. Notwithstanding anything to the contrary in this Agreement, this Section 4.14(c) is the only representation or warranty made by Seller Parties with respect to non-infringement of any Intellectual Property Rights of any other Person.

(d)           Section 4.14(d) of the Disclosure Schedule contains a complete list of (i) all patents and pending patent applications; (ii) all registered trademarks, service marks and trade dress, including all registrations and applications; (iii) all registered copyrights; (iv) all domain name registrations; (v) all written consents, settlements, judgments, injunctions, decrees, awards, stipulations, orders or similar litigation-related obligations to which Seller is a party, that are part of or relate to the Business Intellectual Property. Except as set forth in Section 4.14(d) of the Disclosure Schedule, Seller owns or possesses the entire right, title and interest in and to the Business Intellectual Property.

(e)          All Business Intellectual Property owned by Seller and/or Seller Owner was developed solely by either (i) employees of Seller or Seller Owner acting within the scope of such employee’s employment who have validly and irrevocably (except to the extent set forth in Section 203 of the US Copyright Act) assigned to Seller and/or Seller Owner all of his or her rights, including all Intellectual Property Rights therein, or (ii) by third parties who have validly, irrevocably (except to the extent set forth in Section 203 of the US Copyright Act) and exclusively assigned (or validly licensed, if not assignable) to Seller and/or Seller Owner all of their rights, including to the extent assignable all Intellectual Property Rights therein.

(f)           Except as set forth in Section 4.14(f)(A) of the Disclosure Schedule, each employee, officer, contractor, agent and consultant who contributed to the creation or development of the Business Intellectual Property has executed a proprietary information and inventions agreement sufficient to transfer all right, title and interest in and to such Business Intellectual Property to Seller. To Seller’s knowledge, no employees, officers, contractors, agents or consultants are in violation thereof, and Seller does not have any reason to believe otherwise. No such employee, officer, contractor, agent or consultant included a list of prior inventions that relate to the Business, claimed or retained any property interest in such development related to the Business. No current or former director, officer, employee, consultant, agent or contractor of any Seller Party will, after giving effect to each of the transactions contemplated herein, own or retain any rights in or to, or have the right to receive any royalty or other payment with respect to, any of the Business Intellectual Property Rights.

(g)           Seller Parties have taken reasonable practices to protect the Business Intellectual Property, including, without limitation, its trade secrets and databases included therein. Seller Parties have not provided any confidential information related to Business Intellectual Property to a third party except pursuant to written non-disclosure or other confidentiality agreements in a form reasonably sufficient to protect the Intellectual Property Rights embodied in such confidential information. Seller Parties have not granted any exclusive license with respect to, any Business Intellectual Property. Seller Parties own all of the Business Intellectual Property that they purport to own.

(h)          Except as disclosed in Section 4.14(h) of the Disclosure Schedule, none of the execution, delivery and performance of this Agreement, the performance by Seller Parties of their obligations hereunder, or the consummation of the transactions contemplated in this Agreement, including the assignment to Buyer of any Assumed Contracts, will result in or create a Contractual obligation that requires (i) any third party being granted rights or access to, or the placement in or release from escrow, of any Business Intellectual Property, (ii) the granting to any third party of any right, title or interest to or with respect to any Business Intellectual Property; (iii) a breach of or default under any instrument, license or other Contract to which Seller is a party; (iv) the forfeiture or termination of, or give rise to a right of forfeiture or termination of, any Business Intellectual Property owned by or licensed to Seller or Seller Owner.

(i)           No Software contained in the Purchased Assets contains any computer program code authored, created, designed, developed or implemented by Seller or Seller Owner that incorporates, contains, references, interfaces with, uses, or links to, any Public Software in a manner that requires disclosure of the Software source code to the public. Section 4.14(i) of the Disclosure Schedule includes a complete list of all Public Software or portion thereof that is in any way incorporated in, contained in, referenced by, interfaced with, used by, or linked to, any Software in the Purchased Assets and an explanation of how such Public Software is used, and for Public Software that any Copyleft Public Software, an indication of whether the Public Software has been distributed or modified by or for Seller. The Software contained in the Purchased Assets do not contain any computer code intentionally designed to disrupt, disable, or harm in any manner the operation of any software or hardware or to allow a third party to have access to the user’s computer or network without such user’s authority. None of the Software, or any portion thereof, contained in the Purchased Assets has been deposited or is obligated to be deposited pursuant to a source code escrow agreement or similar arrangement for the benefit of any Person, nor has any Seller Party made the Source Code, or any portion thereof, available to any Person (except to its service providers who are subject to confidentiality restrictions). “Public Software” means any software that contains, includes, incorporates, or has instantiated therein, or is derived in any manner (in whole or in part) from, any software that is distributed as free software, open source software (e.g., Linux) or similar licensing or distribution models, including software licensed or distributed under any of the following licenses or distribution models, or licenses or distribution models similar to any of the following: (1) GNU’s General Public License (GPL) or Lesser/Library GPL (LGPL); (2) the Artistic License (e.g., PERL); (3) the Mozilla Public License; (4) the Netscape Public License; (5) the Sun Community Source License (SCSL); (6) the Sun Industry Standards License (SISL); (7) the BSD License; (8) the Apache License; and (9) the Affero General Public License. “Copyleft Public Software” means Public Software subject to a license that requires, as a condition of use, hosting, modification or distribution, that such Public Software, or modifications or derivative works thereof, be made available or distributed in source code form or be licensed for the purpose of preparing derivative works or distribution at no fee. Copyleft Public Software includes, without limitation, Public Software subject to (v) the GNU’s General Public License (GPL) or Lesser/Library GPL (LGPL); (w) the Mozilla Public License; (x) the Sun Industry Standards License (SISL); (y) the Affero General Public License; and (z) to the extent applied to software, all Creative Commons “sharealike” licenses.

(j)            Except as set forth in Section 4.14(j)(i) of the Disclosure Schedule, all Data within the Purchased Assets has been collected, stored, maintained, transferred, transmitted and otherwise used, treated and processed in accordance with applicable laws and any applicable agreements in all material respects. Except as set forth in Section 4.14(j)(ii) of the Disclosure Schedule, Seller has not, in connection with the operation of the Business, received a notice of noncompliance with applicable data protection laws, rules, regulations, guidelines or industry standards, or any terms of service, terms of use or other agreements applicable to third party websites or data or the gathering or collection thereof. Seller uses commercially reasonable efforts to maintain the confidentiality of the Data, the Business Intellectual Property and any Software source code within the Purchased Assets and to restrict access except to those Persons that have a legitimate business reason for such access and that have executed a confidentiality agreement prohibiting the disclosure of the Data, the Business Intellectual Property and any Software source code without the express written authorization of Seller.

(k)          All Data, and images and works of authorship that are part of the Purchased Assets have been collected, stored, maintained and used in accordance with all applicable U.S. and foreign laws, rules, regulations, guidelines, contracts, and industry standards. No Seller Party has received a written notice of any currently uncured noncompliance with applicable laws, rules, regulations, guidelines or industry standards regarding data protection, copyrights or trademarks within the Purchased Assets. Seller Parties have made all registrations that Seller Parties are required to have made in relation to the processing of Data, and are in good standing with respect to such registrations, with all fees due within 90 days of the date hereof duly made. Seller Parties’ practices with respect to Data are, and have always been, in compliance with (i) their then-current privacy policy, (ii) their customers’ privacy policies and (iii) third party website terms, when required to do so by Contract. Seller Parties have implemented and maintained appropriate and reasonable measures to protect and maintain the confidential nature of any Personal Information. Seller Parties have reasonable technological and procedural measures in place to protect Personal Information held by Seller Parties against loss, theft and unauthorized access or disclosure. Seller Parties have the full power and authority to transfer any and all rights in any individual’s Personal Information in Seller Parties’ possession or control to Buyer. No Seller Party is subject to any obligation that would prevent such Seller Party from using the Personal Information in the operation of the Business as is currently conducted. No government funding, facilities or resources of a university, college, other educational institution or research center or funding from third parties was used in the development of the Business Intellectual Property and no Governmental Body, university, college, other educational institution or research center has any claim or right in or to the Business Intellectual Property.

(l)           The Software included in the Purchased Assets will perform (i) the same functions immediately following the Closing, as it did immediately prior to the Closing, and (ii) the functions substantially as set forth in Seller’s user guides provided to Buyer prior to Closing.

4.15          Litigation. There have not been, and there currently are no, claims, charges, complaints, actions, suits, settlements, hearings, investigations, proceedings, or governmental or regulatory inquiries (“Claims”) pending or, to the Seller’s knowledge, threatened against any Seller Party related to the operation of the Business. Except as set forth in Section 4.15 of the Disclosure Schedule, there have not been, and currently are no, Claims initiated by Seller pending, or that Seller intends to initiate, against any other Person related to the Business, the Purchased Assets or any Business Intellectual Property. Seller has not received any Claim, nor, to the Seller’s knowledge, is any Claim threatened, regarding a violation of securities laws, breach of fiduciary duty or similar violation by any of the respective officers, managers, members, directors or employees of Seller. Except as set forth in Section 4.15 of the Disclosure Schedule, to the Seller’s knowledge, there have not been, and there currently are no Claims involving the legality of any billing practice or the legality of any charges billed to residents, by or against Seller, any of Seller’s current customers, or any of Seller’s former customers covering any time period during which any properties covered by such Claims were billed by Seller.

4.16            Compliance.

(a)           Seller is in compliance with all laws and regulations required to carry on the Business. Seller is not in violation of any law, statute, rule, regulation, ordinance, Order or licensing requirements of any Governmental Body applicable to Seller (collectively, “Rules”), and Seller has not received from any Governmental Body any notification in writing with respect to possible or actual conflicts, defaults, or violations of Rules relating to the conduct of the Business by Seller.  No investigation or review by any Governmental Body is pending or has been threatened against Seller.

(b)          The Seller has complied with and is in compliance in all material respects with all applicable Rules and Orders, and no proceeding has been filed, commenced or, to the Seller’s knowledge, threatened alleging any failure so to comply. No Seller Party has received any notice or communication from any Governmental Body alleging any such non-compliance.

(c)           True and correct copies of the current privacy and security policies and guidelines of Seller have been made available to Buyer. Seller has made all notices and disclosures to customers required by applicable Rules. Seller has taken steps reasonably necessary (including implementing and monitoring compliance with respect to technical, administrative and physical safeguards) to protect Personal Information and systems from which Personal Information can be viewed, displayed, accessed, retrieved, stored or transmitted, against loss or destruction, and against unauthorized access, use, transfer, modification, or disclosure or other misuse and to otherwise comply with applicable Rules. To Seller’s knowledge, there has been no unauthorized disclosure, access to or transfer of or other misuse of Personal Information required to be reported to any customer of a Seller, affected individual or Governmental Body and Seller has not been required to provide any breach notification or report any security incidents to any customer of a Seller, affected individual or Governmental Body as required under any applicable Rule.

(d)          Seller has established and implemented such policies, programs, procedures, contracts and systems as are required of such Seller to be in compliance with all Rules, including privacy, electronic transactions and security standards for Personal Information.

4.17            Permits; Export and Import Laws; Export Proceedings; Foreign Operations.

(a)           Permits. Seller holds, to the extent required by applicable Rules, all franchises, permits, certificates, licenses, consents, filings, sanctions, registrations, variances, exemptions, orders, authorizations and approvals from, and has made all declarations and filings with, all Governmental Bodies (“Governmental Permits”) for the operation of the Business as conducted in the past or as presently conducted including the sale, transport, export, import or shipment of any items or materials (whether in tangible form or otherwise) to any jurisdiction. No suspension or cancellation of any such Governmental Permit is pending or threatened. Each such Governmental Permit is valid and in full force and effect, and Seller is in compliance with the terms of such Governmental Permits. Section 4.17(a) of the Disclosure Schedule provides a complete list of all Governmental Permits held by Seller.

(b)           Export and Import Laws. Seller has not violated any applicable U.S. Export and Import Laws, nor made a voluntary disclosure with respect to any violation of such laws. Seller has been and is in compliance in all material respects with all applicable Foreign Export and Import Laws. Seller has prepared and timely applied for all import and export licenses required in accordance with U.S. Export and Import Laws and Foreign Export and Import Laws for the conduct of the Business. Seller has at all times been in compliance in all material respects with all applicable laws relating to trade embargoes and sanctions, and no product, service or financing provided by Seller has been, directly or indirectly, provided to, sold to or performed for or on behalf of Cuba, Iran, Libya, North Korea, Sudan, Syria, or any other country or Person against whom the United States maintains economic sanctions or an arms embargo.

(c)           Export Proceedings. There is no export or import related proceeding, investigation or inquiry pending or, to the Seller’s knowledge, threatened against Seller or any officer or director thereof (in their capacity as an officer or director of Seller) by or before (or, in the case of a threatened matter, that would come before) any Governmental Body.

(d)           Foreign Operations. Except as set forth in Section 4.17(d) of the Disclosure Schedule, the Seller nor any of its Subsidiaries (i) conducts or has conducted operations of any kind outside of the United States, (ii) has any revenue from any source outside the United States, or (iii) has executed or performed any Contract outside the United States.

4.18            Health, Safety and Environmental Matters.

(a)           Seller is and has at all times been in compliance in all material respects with all applicable Rules relating to public health and safety, worker health and safety and pollution and protection of the environment, including all Environmental Laws, and no Claim, demand or notice has been made, given, filed, commenced or threatened by any Person against Seller alleging any failure to comply with any Environmental Law or seeking contribution towards, or participation in, any remediation of any contamination of any property or thing with Hazardous Materials. Seller has obtained, and is and has at all times been in compliance in all material respects with all of the terms and conditions of, all Governmental Permits that are required under any Environmental Law and has at all times complied with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables that are contained in any applicable Environmental Law.

(b)          There are no circumstances, to the Seller’s knowledge, that violate Rules, or could reasonably be expected to result in future non-compliance or liability under applicable Rules, in each case relating to public health and safety, worker health and safety and pollution and protection of the environment, including the Environmental Laws. No physical condition exists on or under any property that may have been caused by or impacted by the operations or activities of Seller that could give rise to any investigative, remedial or other obligation under any Environmental Law or that could result in any kind of liability to any third party claiming damage to Person or property as a result of such physical condition.

(c)           All properties and equipment used by Seller in the Business are and have been free of Hazardous Materials except for any Hazardous Materials in small quantities found in products used by Seller for office or janitorial purposes stored, used and disposed of in compliance with applicable Environmental Laws.

(d)           Seller has provided to Parent true and complete copies of all internal and external environmental audits and studies in their possession or control relating to Seller and its operations and all correspondence in its possession or control on substantial environmental matters relating to Seller and its operations.

4.19            Insurance.  Seller has been covered since its formation by insurance in scope and amount customary and reasonable for businesses of the same size and nature and with similar risk exposures as the Business. Section 4.19 of the Disclosure Schedule contains a true, correct and complete list of all policies of comprehensive general liability, errors and omissions, fidelity, fire and casualty, property and other liability, worker’s compensation and other forms of insurance maintained by Seller with respect to the Business or any Purchased Asset, including the name of the insured, the name of the insurance carrier, the policy number, and the nature of coverage provided, copies of which have been provided to Parent. All such policies have been and currently are in full force and effect and all premiums due and payable for periods prior to the Closing Date under such policies have been paid or will be paid when due. No notice of cancellation of any such policies has been received; and such policies are sufficient for compliance with all applicable Rules, the Assumed Contracts, Lien Instruments affecting the Purchased Assets and Real Property Leases. Except for amounts deductible under policies of insurance and as described in Section 4.19 of the Disclosure Schedule, Seller has not been and is not subject to liability as a self-insurer. Except as set forth in Section 4.19 of the Disclosure Schedule, there are no claims pending or, to the Seller’s knowledge, threatened under any of such policies and there are no disputes between Seller and any of the underwriters of said policies.

4.20            Labor and Employment Matters.

(a)          Business Employees. To the Seller’s knowledge, no present or former employee of the Business has disclosed any trade secret, information or documentation proprietary to any current or former employer or other third party, or violated any confidential relationship with any such third party in connection with the development or sale of any product or service of the Business. Section 4.20(a) of the Disclosure Schedule sets forth (i) a complete list of all individuals employed by Seller and its Affiliates within the 12-month period immediately preceding Closing, as well as all individuals employed by Seller and its Affiliates as of Closing, in each case, that are engaged in the Business and the percentage of each such individual’s time devoted to the Business (the individuals set forth on such schedule are each a “Business Employee” and are collectively referred to as the “Business Employees”), (ii) first date of employment with Seller, (iii) the current compensation of any kind or description whatsoever for each such employee, including but not limited to base salary or hourly rate and expected and maximum potential target bonuses or other incentive compensation, (iv) wage and hour classification for each employee, (v) the title, position and business unit that is applicable to such employee, (vi) visa status, (vii) whether such individual is on leave relating to work related injuries and/or receiving disability benefits under any Seller Benefit Plan, and (viii) any payments or benefits required or anticipated to be made or provided by Seller to any such employee in connection with the transactions contemplated in this Agreement or any other change of control transaction, including, without limitation, cash payments, forgiveness of indebtedness, assumption of Tax liability, severance benefits or vesting acceleration, and any agreement or understanding between or among Seller and any such employee relating to any such payment or benefit.

(b)           Labor Unions. None of the Business Employees is represented by a labor union, and Seller is either not subject to, or not negotiating, any collective bargaining or similar agreement with respect to any of the Business Employees. There is no labor dispute, strike, work slowdown, work stoppage or other labor trouble (including any organizational drive) against Seller pending or threatened. Seller has not agreed to recognize any labor union or other collective bargaining representative, nor has any labor union or other collective bargaining representative been certified as the exclusive bargaining representative of any Business Employee. There is no question concerning representation as to any labor union or other collective bargaining representative with respect to any Business Employee, and no labor union or other collective bargaining representative claims to or is seeking to represent any Business Employee. No union organizational campaign or representation petition is currently pending or threatened or reasonably anticipated with respect to any Business Employee. There is no unfair labor practice charge or proceeding pending against Seller before the National Labor Relations Board.

(c)           Legal Compliance. Neither Seller nor any Business Employee or representative of Seller has committed or engaged in any unfair labor or illegal employment practice in connection with the conduct of the Business, and there is no action, suit, claim, charge or complaint against Seller or any employee or representative of Seller pending or threatened or reasonably anticipated relating to any employment, labor, safety, whistleblower, or discrimination matters, including charges or complaints of unfair labor practices, discrimination, retaliation, or wrongful discharge. Seller is in compliance in all material respects with all applicable laws relating to employment, including laws relating to employment discrimination, retaliation, wrongful discharge, labor relations, fair employment practices, proper classification of employees and independent contractors, payment of wages and overtime, leaves of absence, disability accommodation, immigration, employee benefits, and affirmative action. All Business Employees are legally authorized to work in the United States and Seller and the Business Employees have properly completed and retained I-9 forms. No federal, state, or local agency responsible for the enforcement of labor and employment laws is conducting or intends to conduct an investigation with respect to or relating to Seller.

(d)          Contractors. All individuals who are or have been rendering services and are or have been contracted by Seller as “independent contractors” have acted with technical, administrative and financial autonomy, at their own risk, and Seller has complied with all applicable Rules for contracting individuals as “independent contractors.”

(e)           WARN Act. Prior to and as of the Closing, Seller has not had any plant closings, mass layoffs or other terminations of any Business Employees which would create any obligations upon or liabilities for such Seller under the federal Worker Adjustment and Retraining Notification Act (“WARN”) or any equivalent state or local laws. Seller is not a party to any agreements or arrangements or subject to any requirement that in any manner restricts Seller from relocating, consolidating, merging or closing, in whole or in part, any portion of the business of Seller, subject to applicable law.

4.21            Employee Benefits.

(a)           Section 4.21(a) of the Disclosure Schedule lists each Employee Benefit Plan that Seller, any ERISA Affiliate or professional employer organization maintains or to which Seller or any ERISA Affiliate contributes or is a participating employer and in or under which any Business Employee participates is entitled to receive benefits (collectively, the “Seller Benefit Plans”).

(b)           Each Seller Benefit Plan (and each related trust, insurance contract or fund) has been administered and operated in accordance with the terms of the applicable controlling documents and in compliance in all material respects with the applicable provisions of ERISA, the Code and all other applicable laws.

(c)          All contributions that are due and owing have been timely paid by Seller and its Affiliates as applicable with respect to each Seller Benefit Plan. All premiums or other payments that are due and owing by Seller and its Affiliates as applicable for all periods ending on or before the Closing Date will have been timely paid by Seller and its Affiliates with respect to each Seller Benefit Plan that is an Employee Welfare Benefit Plan.

(d)          (Each Seller Benefit Plan that is an Employee Pension Benefit Plan and that is intended to meet the requirements of a “qualified plan” under Section 401(a) of the Code meets such requirements and has received a favorable determination letter (or, in the case of a prototype plan, an opinion letter) from the Internal Revenue Service within the applicable remedial amendment periods, and no such determination letter or advisory letter has been revoked nor has revocation been threatened.

(e)           No Seller Benefit Plan maintained or contributed to during the six-year period preceding the Closing Date by Seller or any ERISA Affiliate is subject to the minimum funding requirements of Section 412 of the Code or subject to Title IV of ERISA.

(f)           Neither Seller nor any ERISA Affiliate contributes to or contributed to, nor has any obligation or had any obligation (contingent or otherwise) to contribute to, nor has any liability or had any liability (contingent or otherwise, including withdrawal liability as defined in Section 4201 of ERISA) under or with respect to any (i) Employee Benefit Plan that is a “defined benefit plan” as defined in Section 3(35) of ERISA or (ii) any Multiemployer Plan, and the transaction described herein will not give rise any “withdrawal liability” as set forth in Section 4201 of ERISA.

(g)          No asset of Seller is subject to any Lien under ERISA or the Code.

(h)          Except as set forth in Section 4.21(g) of the Disclosure Schedule, no Seller Benefit Plan constitutes a “non-qualified deferred compensation plan” within the meaning of Section 409A of the Code; and such Seller Benefit Plan which is subject to Section 409A of the Code has been operated in compliance with Section 409A of the Code.

(i)           Seller has complied in all material respects with the Patient Protection and Affordable Care Act, Pub. L. No. 111-148, the Health Care and Education Reconciliation Act of 2010, Pub. L. No. 111-152, and all regulations and guidance issued thereunder (collectively, the “Healthcare Reform Laws”), and no event has occurred, and no condition or circumstance exists, that could be expected to subject Seller to any penalties or excise taxes under Section 4980D and 4980H of the Code or any other provision of the Healthcare Reform Laws.

4.22            Absence of Certain Changes.  Except as set forth in Section 4.22 of the Disclosure Schedule, since the date of the Interim Financial Statements, unless stated otherwise, Seller has conducted its operations and the Business in the ordinary course consistent with past practices, and Seller has not:

(a)           suffered a Material Adverse Change;

(b)           experienced any material damage, destruction or loss to or of any material assets or properties owned or leased by Seller related to the Business or any Purchased Asset;

(c)           failed to use commercially reasonable efforts to renew any Customer Contract;

(d)          entered into any Assumed Contract that would be required to be set forth on Section 4.11 of the Disclosure Schedule outside the ordinary course of business;

(e)          received any cancellation notice or notice of non-renewal under any Customer Contract set forth on Section 4.11(a) of the Disclosure Schedule, materially reduced the overall pricing or made any change to the material detriment of Seller, with respect to any Customer Contract set forth on Section 4.11(a) of the Disclosure Schedule;

(f)           entered into or modified or waived any rights under any Assumed Contract with respect to any non-compete;

(g)           transferred, granted any license or sublicense of any rights under or with respect to any Business Intellectual Property, other than in the ordinary course of business consistent with past practice;

(h)          entered into any new intercompany transaction, agreement, arrangement or understanding with any manager, officer or director or Affiliate;

(i)           sold (whether by merger, consolidation, or the sale of an equity interest or assets), leased, pledged, transferred, or disposed of any Purchased Assets, except for fair consideration in the ordinary course of business and consistent with past practice;

(j)           mortgaged, pledged, or subjected to any Lien any of the Purchased Assets;

(k)           (i) changed its standard invoicing or billing practices and procedures or, (ii) except as required by GAAP, applicable Rules, or circumstances which did not exist as of such date, changed any of its accounting principles or practices;

(l)           materially changed its practices and procedures with respect to the collection of accounts receivable or offered to materially discount the amount of any account receivable or extended any other material incentive (whether to the account debtor or any employee or third party responsible for the collection of receivables) with respect thereto;

(m)          failed to pay any Indebtedness or any other material accounts payable as it became due, or changed its existing practices and procedures for the payment of Indebtedness or other accounts payable;

(n)           incurred or committed to incur any capital expenditures, capital additions or capital improvements in excess of $50,000 for any individual commitment or $150,000 in the aggregate; or

(o)           authorized, approved, agreed to or made any commitment to take any of the foregoing actions or to take any actions prohibited by this Agreement.

4.23            Absence of Certain Business Practices.  None of Seller, any employee, manager, officer, director or Affiliate of Seller, or any other Person acting on behalf of Seller, has, with respect to, on behalf of or to otherwise further the interests of Seller with respect to the Business or the Purchased Assets, (a) used funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (b) made any direct or indirect unlawful payment to foreign or domestic government officials or employees, (c) established or maintained any unlawful or unrecorded funds or other assets or to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or the OECD Convention on Combating Bribery of Foreign Public Officials in Business Transactions; or (d) made any bribe, kickback or other unlawful payment.

4.24            Related Party Transactions.  Except as set forth in Section 4.24 of the Disclosure Schedule, no Related Party (a) has borrowed money from or loaned money or equipment to Seller that is currently outstanding, (b) otherwise has any cause of action or claim against Seller or has any direct or indirect ownership interest in any property or asset used or developed by or for Seller in the conduct of the Business except through such Person’s ownership of Seller Interests, or (c) is a party to any agreement or is engaged in any ongoing transaction with Seller other than employment in the ordinary course of business.

4.25           Product and Service Warranties.  Each product or service sold, licensed, distributed, delivered or offered in the operation of the Business is in conformity with all applicable contractual commitments and all express warranties, made by Seller in writing. No product sold, licensed, distributed or delivered by Seller in the operation of the Business is subject to any guaranty, warranty or other indemnity beyond the applicable standard terms and conditions of sale or lease or as otherwise may be offered in the ordinary course of business, except for such guarantees, warranties and indemnities that are implied under applicable law and not disclaimable.

4.26            Powers of Attorney.  There are no outstanding powers of attorney executed on behalf of Seller related to the Business or any Purchased Asset that are presently in effect.

4.27            Communications Matters.

(a)           Section 4.27(a) of the Disclosure Schedule sets forth a true and complete list, as of the date hereof, of (i) all Communications Permits, together with the holders and expiration dates thereof, issued to the Seller Parties, and (ii) all pending applications to modify or renew the Communications Permits, or to obtain any new Communications Permits.

(b)           Seller does not offer or provide, and is not a reseller of: (i) any analog or circuit-switched telephone service that connects to the public switched telephone network and does not require a broadband connection or Internet Protocol-enabled customer premises equipment for the user to receive calls that originate on, or terminate to, the public switched telephone network; (ii) any common carrier telecommunications services for which international Section 214 authority would be required; or (iii) any services for which blanket domestic Section 214 authority would be required under Section 63.18 of the FCC’s rules.

(c)          No FCC Permits are required for the lawful operation of the Business as presently conducted.

(d)           Seller has at all times operated in compliance with the Communications Laws and the Communications Permits in all material respects, including but not limited to the Communications Laws governing Interconnected VoIP (including the obligation to report revenues and remit contributions to the Universal Service Fund (“USF”) and other applicable state and federal regulatory funds, all obligations under the Communications Assistance to Law Enforcement Act and the FCC’s rules thereunder, compliance with the FCC’s rules governing customer proprietary network information, emergency calling (911/E911), and disability access, and any obligations under state law to register or obtain authority to operate as a provider of Interconnected VoIP).

(e)          All material registrations, reports, documents, filings, submissions or payments (including but not limited to all FCC regulatory fees, state and federal E911 fees, FCC Form 477 reports, FCC Form 499-A, FCC Form 499-Q, and all other reports, fees, or other submissions required to be submitted to the FCC, USAC, or any State Regulator) required to have been filed and/or paid by Seller under the Communications Laws with respect to the Business have been duly and timely filed and/or paid with the FCC, applicable State Regulator, or other appropriate Governmental Entity or Person and were correct in all material respects when filed.

(f)           There are no applications, petitions, complaints, investigations, orders to show cause, cease and desist orders, notices of violation, notices of apparent liability, or orders of forfeiture pending or threatened before the FCC, USAC, or any State Regulator against Seller or the Business.

(g)           The consummation of the transactions contemplated by this Agreement will not affect the validity, enforceability or continuation of any of the Communications Permits, and no waiver of or exemption from any provision of the Communications Laws in effect as of the date of this Agreement, with respect to Seller or the Communications Permits is necessary.

4.28      No Competitor Technology; No Violation of Agreements with Certain Competitors.(a)      Without limiting the generality of any other representations or warranties contained in this Agreement, the Purchased Assets do not contain, in any electronic or hard copy form, any technology or other confidential or proprietary information or property originating from any Person set forth on Schedule 4.28(a) or any of their respective predecessors, successors, assigns, parent companies, subsidiaries, or affiliated organizations, or any past or present officers, directors, partners, shareholders, agents, representatives, servants or employees of any of them (each, a “Specified Competitor”) (any such technology or other confidential or proprietary information or property originating from a Specified Competitor is referred to as “Competitor Technology”). Seller has not breached any contract with any of the Specified Competitors.

(b)          No Competitor Technology is required to operate the Business as currently conducted by Seller and as contemplated to be conducted in the future by Buyer.

(c)           In the operation of its Business as currently conducted by Seller and as contemplated to be conducted in the future by Buyer, Seller’s products and services interface with Specified Competitor software applications and databases only through standard interfaces, generally made available by such Specified Competitors to their customers, and not through a custom-built interface.

(d)           Except as set forth in Section 4.28(d) of the Disclosure Schedule, since January 1, 2012, Seller has not, directly or through any subcontractor or other third party, provided any consulting or similar services with respect to or utilizing Competitor Technology, or otherwise operated as a member of any consultant network of any Specified Competitor.

4.29            Full Disclosure.  Neither this Agreement (including any Exhibit or Schedule hereto) nor any Ancillary Agreements to which any Seller Party is a party, nor any report, certificate or instrument furnished to Parent or Buyer in connection with the transactions contemplated in this Agreement or any Ancillary Agreement to which any Seller Party is a party, when read together, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, not misleading.

Article 5

REPRESENTATIONS AND WARRANTIES OF BUYER PARTIES

Each Buyer Party represents and warrants to each Seller Party as follows:

5.1            Organization and Good Standing.  Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

5.2           Authority.  Each Buyer Party has the requisite power and authority to execute, deliver and perform this Agreement and all other agreements and documents required to be delivered by such Buyer Party hereunder (collectively, the “Buyer Party Agreements”) and to consummate the transactions contemplated in this Agreement and the Buyer Party Agreements. The execution, delivery and performance of this Agreement and the Buyer Party Agreements and the consummation of the transactions contemplated herein and therein have been duly and validly authorized by all necessary corporate action on the part of such Buyer Party. Each of the Buyer Party Agreements has been duly executed and delivered by such Buyer Party, and each constitutes a valid and binding obligation of such Buyer Party, enforceable against such Buyer Party in accordance with its terms.

5.3            No Conflict or Breach.  The execution, delivery and performance of this Agreement and the Buyer Party Agreements do not and will not (a) conflict with or constitute a violation of the Certificate of Incorporation or Bylaws (or equivalent Governing Documents) of either Buyer Party; or (b) conflict with or constitute a violation of any law, statute, judgment, Order, decree or regulation of any Governmental Body or arbitrator applicable to or relating to either Buyer Party, excluding from the foregoing clause (b) such conflicts or violations that would not, individually or in the aggregate, (A) prevent or materially delay consummation of the transactions contemplated herein, (B) otherwise prevent or materially delay performance by such Buyer Party of its material obligations under this Agreement; or (c) cause a material adverse effect on the Buyer Parties.

5.4            Governmental Approvals.  No consent, approval, authorization, registration or filing with any federal, state or local judicial or Governmental Body or administrative agency is required in connection with the valid execution and delivery by either Buyer Party of this Agreement or the Buyer Party Agreements or the consummation by such Buyer Party of the transactions contemplated in this Agreement or the Buyer Party Agreements.

5.5            Brokers.  No finder, broker, agent or other intermediary has acted for or on behalf of either Buyer Party in connection with the transactions contemplated in this Agreement, and there are no claims for any brokerage commission, finder’s fee or similar payment due from such Buyer Party.

Article 6

COVENANTS

6.1            Tax Matters.

(a)          Seller and Buyer shall each be responsible for and pay 50% of Transfer Taxes, if any, due as a result of the purchase, sale or transfer of the Purchased Assets contemplated in this Agreement . Seller and Buyer shall file any necessary documentation or Tax Returns with respect to such Transfer Taxes in the time and manner required by applicable law, and shall pay all Transfer Taxes reflected on such documentation or Tax Returns. Buyer and Seller shall cooperate as reasonably requested in the preparation and filing of such Tax Returns and to minimize the amount of such Transfer Taxes, including, as applicable, providing appropriate documentation, obtaining certificates of exemption, and transferring by electronic means any Purchased Assets susceptible to such transfer.

(b)           Subject to Section 6.1(c) and Section 6.1(d), Seller shall be responsible for the preparation and timely filing (taking into account all extensions obtained) of all Tax Returns of Seller required to be filed for any Tax period, including all Tax Returns required to be filed with respect to the Business or the Purchased Assets for any Pre-Closing Tax Period. Such Tax Returns shall be true, complete and correct and prepared in all material respects in accordance with applicable law and past practices (except as required by applicable law). Seller shall be responsible for and shall timely pay all Taxes of Seller for any Tax period, and all Taxes with respect to the Business or the Purchased Assets for any Pre-Closing Tax Period.

(c)           Buyer will be responsible for the preparation and timely filing of all Tax Returns required to be filed with respect to its operation of the Business or ownership or use of the Purchased Assets for any Tax period (or portion thereof) commencing after the Closing Date (the “Post-Closing Tax Period”). Such Tax Returns shall be true, complete and correct and prepared in accordance with applicable law in all material respects. Buyer shall be responsible for and shall timely pay all Taxes of Buyer for any Tax period, and all Taxes with respect to the Business or the Purchased Assets for any Post-Closing Tax Period.

(d)           In the case of any taxable period beginning on or before the Closing Date and ending after the Closing Date (“Straddle Period”), the amount of any Taxes of Seller (i) based on or measured by income or receipts, sales or use, employment, or withholding for the Pre-Closing Tax Period shall be determined based on an interim closing of the books as of the close of business on the Closing Date, except that exemptions, allowances or deductions that are calculated on an annual basis (including depreciation and amortization deductions), other than with respect to property placed in service after the Closing, shall be allocated on a daily basis, and (ii) the amount of other Taxes of Seller for a Straddle Period for the Pre-Closing Tax Period shall be deemed to be the amount of such Tax for the entire taxable period multiplied by a fraction, the numerator of which is the number of days in the Straddle Period prior to and including the Closing Date and the denominator of which is the number of days in such Straddle Period.

(e)           Each Party will cooperate fully, as and to the extent reasonably requested by the other Party, in connection with the filing of Tax Returns and any audit, litigation or other action with respect to Taxes. Such cooperation will include the retention and (upon the other Party’s request) the provision of records and information as are reasonably necessary for the filing of all Tax Returns, the making of any election relating to Taxes, the preparation for any audit by any Taxing authority, and the prosecution or defense of any action, suit or proceeding, claim, arbitration, litigation or investigation relating to any Tax.

(f)            Seller and Buyer agree to treat all payments made either to or for the benefit of the other Party under this Agreement as adjustments to the Purchase Price for Tax purposes to the extent permitted under applicable Tax law.

(g)           Without the prior written consent of the Seller Owner, (which consent shall not be unreasonably withheld, conditioned or delayed), Buyer and its officers, directors, Affiliates, employees, agents and representatives, shall not take any of the following actions: (i) file or amend or otherwise modify any Tax Return relating to a Pre-Closing Tax Period, (ii) make, change or revoke any Tax election that has retroactive effect to any Pre-Closing Tax Period, or (iii) voluntarily approach any Governmental Entity or initiate any “voluntary disclosure” or similar proceeding with respect to any Tax matter for a Pre-Closing Tax Period.

6.2           Third Party Consents and Regulatory Approvals.

(a)           Subject to the terms and conditions hereof, the parties shall use their commercially reasonable efforts to:

(i)          take, or cause to be taken, all actions, and do, or cause to be done, and to assist and cooperate with the other Parties in doing, all things necessary, proper or advisable to consummate and make effective the transactions contemplated herein as promptly as practicable;

(ii)         as promptly as practicable, obtain from any Governmental Body or any other third party any consents, licenses, permits, waivers, approvals, authorizations, or orders required to be obtained or made by any Seller Party or Buyer Party or any of their respective Subsidiaries in connection with the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated herein;

(iii)        as promptly as practicable, make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement under (A) the Exchange Act and any other applicable federal or state securities laws, (B) the HSR Act and any related governmental request thereunder, and (C) any other applicable law; and

(iv)        execute or deliver any additional instruments necessary to consummate the transactions contemplated in, and to fully carry out the purposes of, this Agreement.

The Seller Parties and Buyer shall cooperate in connection with the making of all such filings, including providing copies of all such documents to the non-filing Party and its advisors prior to filing and, if requested, considering in good faith reasonable additions, deletions or changes suggested in connection therewith. Seller, Seller Owner and Buyer shall use their respective commercially reasonable best efforts to furnish the other Party, upon reasonable request, all information reasonably necessary or advisable in connection with any application or other filing to be made pursuant to the applicable Rules in connection with the transactions contemplated in this Agreement. For the avoidance of doubt, Buyer and Seller agree that nothing contained in this Section 6.2(a) shall modify or affect their respective rights and responsibilities under Section 2.8(f) or Section 2.8(g).

(b)           Subject to applicable law and as required by any Governmental Body, each Party shall keep the others apprised of the status of matters relating to completion of the transactions contemplated in this Section 6.2, including promptly furnishing the other with copies of notices or other material communications received by such Party, as the case may be, or any of its Subsidiaries, from any third party or Governmental Body with respect to the transactions contemplated herein. Neither Seller nor Buyer shall permit any of their representatives to participate in any meeting with any Governmental Body in respect of any filing, investigation or other inquiry unless it consults with the other Party in advance and, to the extent permitted by such Governmental Body, gives the other Party the opportunity to attend and participate.

(c)           Except as otherwise provided in Section 12.3 or Section 2.8, each Party’s cost and expense of compliance with this Section 6.3 shall be borne by the Party incurring such expense.

6.3           Employment and Benefit Matters.

(a)           As soon as practicable, but in no event later than three (3) Business Days following the Closing Date, Buyer and/or Parent shall offer employment to those Business Employees it designates for hire in its sole discretion, and with each such offer to be pursuant to an offer letter on Buyer’s form of offer letter provided by Buyer. Any such Business Employee who accepts Buyer’s offer of employment and commences employment with Buyer shall be referred to, individually, as a “Retained Employee” and, collectively, as the “Retained Employees.” Buyer’s employment of each Retained Employee in accordance with this Section 6.3(a) shall begin as of the commencement of the applicable date of hire (the “Hire Date”), and the employment and other relationships of such Retained Employees with Seller and its Affiliates shall end immediately prior to such date. Seller shall use its commercially reasonable efforts to assist Buyer in employing as new employees of Buyer all such Retained Employees. Buyer shall in no way be obligated to continue to employ any Retained Employee for any specific period of time. Buyer and/or Parent shall offer retention bonuses to certain Retained Employees in the amounts set forth on Schedule 6.3(a) (and in an aggregate amount of up to $750,000) (the “Retention Bonuses”).

(b)           Seller shall be liable for, or for causing, the administration and payment of all workers’ compensation and health and welfare Liabilities and benefits (including Liabilities arising out of the termination of employment of any Business Employee) with respect to any Retained Employees to the extent resulting from claims arising prior to the Hire Date. For purposes of the preceding sentence, claims shall be considered incurred on the date when medical/dental services are rendered or medical/dental supplies provided, and not when the condition arose or the course of treatment began. Seller shall be liable for the administration and provision of benefits under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) with respect to Business Employees and/or any former employees of Seller or other qualified beneficiaries associated with any Business Employees or former employees of Seller with respect to qualifying events that occur before the Hire Date or in connection with the transactions contemplated herein. Seller further agrees and acknowledge that in the event Seller ceases to provide, or ceases to cause the provision of, any group health plan to any employee prior to the expiration of the COBRA continuation coverage period for all M&A qualified beneficiaries (as defined by Treasury Regulation Section 54.4980B-9, Q&A-4(a)) with respect to the transactions contemplated herein, then Seller shall provide Buyer written notice of such cessation at least 10 days in advance thereof and shall provide all information necessary for Buyer to offer COBRA continuation coverage to such M&A qualified beneficiaries in accordance with Treasury Regulation Section 54.4980B-9, Q&A-8(c); provided, that Buyer shall be obligated to offer such coverage only to the extent required by applicable law. Buyer will be responsible for COBRA coverage for Retained Employees (and each such employee’s qualified beneficiaries) whose qualifying event occurs on or after the applicable Hire Date, to the extent required by law.

(c)           Except as expressly set forth in this Section 6.3 with respect to Retained Employees, Buyer shall have no obligation or Liability with respect to any Business Employee (including any beneficiary or dependent thereof) up to and including the Closing Date and Seller shall remain responsible for any obligation or Liability, whether contractual or statutory, arising out of Seller’s employment or termination of Business Employees. Nothing in this Agreement confers upon any Business Employee or Retained Employee any rights or remedies of any nature or kind whatsoever under or by reason of this Section 6.3.

(d)           Pursuant to the “Standard Procedure” provided in Section 4 of Revenue Procedure 2004-53, 2004-34 I.R.B. 320, (i) Buyer and Seller shall report on a predecessor / successor basis as set forth therein, (ii) Seller will not be relieved from filing, or causing the filing of, a Form W-2 with respect to any Retained Employees, and (iii) Buyer will undertake to file, or cause to be filed, a Form W-2 for each such Retained Employee only with respect to the portion of the year during which such Retained Employees are employed by Buyer that includes the Closing Date, excluding the portion of such year that such Retained Employee was employed by Seller.

(e)           This Section 6.3 shall be binding upon and inure solely to the benefit of each of the Parties to this Agreement, and nothing in this Section 6.3, express or implied, shall confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Section 6.3. Nothing contained herein, express or implied, shall be construed to establish, amend, or modify any benefit plan, program, agreement, or arrangement. The Parties acknowledge and agree that the terms set forth in this Section 6.3 shall not create any right of any employee or any other Person to any continued employment with Seller, Buyer or any of their respective Affiliates or compensation or benefits of any nature or kind whatsoever.

6.4           Access to Records and Personnel.

(a)           Exchange of Information. From and after the Closing until the sixth anniversary of the Closing, each Party shall provide, or cause to be provided, to each other, as soon as reasonably practicable after written request therefor and at the requesting Party’s sole expense, reasonable access (including using commercially reasonable efforts to give access to Seller’s auditors, accountants and other advisors reasonably requested by each Party), during normal business hours, to the other Party’s representatives and to any books, records, files, documents, instruments, accounts, correspondence, writings, evidences of title and other papers relating to the Business and the Purchased Assets (the “Books and Records”) in the possession or under the control of the other Party with respect to periods prior to the Closing that the requesting Party reasonably needs (i) to comply with reporting, disclosure, filing, auditing or other requirements imposed on the requesting Party (including under applicable securities laws) by a Governmental Body having jurisdiction over the requesting Party in connection with the transactions contemplated herein, (ii) for use in any other judicial, regulatory, administrative or other proceeding or in order to satisfy audit, accounting, claims, regulatory, litigation or other similar requirements arising from the transactions contemplated in this Agreement, or (iii) to comply with its obligations under this Agreement; provided, however, that no Party shall be required under this provision to provide access to or disclose information if the Parties are in a dispute with each other regarding matters related to such information request or where such access or disclosure would violate any law, protective order or confidentiality agreement, or waive any attorney-client, attorney work product or other similar privilege, and each Party may redact information regarding itself or its affiliates or otherwise not relating to the other Party and its affiliates, to the extent such redaction is not related to the Business, and, in the event such provision of information could reasonably be expected to violate any Rule, protective order or confidentiality agreement or waive any attorney-client, attorney work product or other similar privilege, the Parties shall take commercially reasonable measures to permit the compliance with such obligations in a manner that avoids any such harm or consequence, to the extent practicable.

(b)           Record Retention. Each Party shall retain the Books and Records relating to the Business in such Party’s respective possession or control for the greater of (i) six years following the Closing Date or (ii) such period of time as may be required by applicable law. Notwithstanding the foregoing, any Party may destroy or otherwise dispose of any Books and Records not in accordance with its retention policy, provided that, prior to such destruction or disposal (i) such Party shall provide no less than 30 days’ prior written notice to the other Party of any such proposed destruction or disposal (which notice shall specify in detail which of the Books and Records is proposed to be so destroyed or disposed of), and (ii) if a recipient of such notice shall request in writing prior to the scheduled date for such destruction or disposal that any of the information proposed to be destroyed or disposed of be delivered to such recipient, such Party proposing the destruction or disposal shall, as promptly as practicable, arrange for the delivery of such of the Books and Records as was requested by the recipient (it being understood that all reasonable out-of-pocket costs associated with the delivery of the requested Books and Records shall be paid by such recipient).

(c)           Other Agreements Providing For Exchange of Information. Except with respect to information that is generally available to the public, the Party requesting such information shall (i) hold all such information in the strictest confidence, except as required by applicable law or which must be disclosed in connection with any audit or Taxing authority inquiry, (ii) shall disseminate such information only to its officers, directors, employees and representatives who have been advised of the confidential nature of such information and are subject to confidentiality obligations in favor of the Party requesting such information, and only on an as-needed basis, (iii) shall return promptly upon request of the other Party all copies of the information received by it, and (iv) shall cause its officers, directors, employees and other representatives to comply with the terms and conditions of this provision.

(d)           Confidential Information. Nothing in this Section 6.6 shall require either Party to violate any agreement with any third parties regarding the confidentiality of confidential and proprietary information or of customer information; provided, however, that in the event that any Party is required under this Section 6.6 to disclose any such information, or in the event the transaction contemplated herein would cause a Party to disclose such information, that Party shall notify the other Parties thereof, not disclose such information, and use commercially reasonable efforts to seek to obtain such third party’s consent to the disclosure of such information and implement requisite procedures to enable the disclosure of such information.

6.5           Mail Handling.  To the extent Seller receives any mail, email, faxes or packages addressed to such Seller but relating to the Business, the Purchased Assets or the Assumed Liabilities, such Seller shall promptly deliver such materials to Buyer. To the extent Seller or any Seller Owner receives any payments or refunds or any other proceeds in respect of the Purchased Assets or any Assumed Contract or otherwise arising out of the Business, Seller shall cause such amounts to be remitted promptly to Buyer.

6.6           Notification. Promptly after the Closing Date, Seller will send a communication, the form and content of which will be subject to the reasonable review and approval of Buyer, which approval will not be unreasonably withheld, conditioned or delayed, to all existing and pending customers of the Business notifying them of the consummation of the sale of the Purchased Assets and Assumed Liabilities to Buyer. At the request of the Buyer, Seller will also send a communication, the form and content of which will be subject to the reasonable review and approval of Buyer, to all existing and pending customers to the Business notifying them of the announcement of a pending sale of the Purchased Assets to Buyer.

6.7           Non-competition; Non-solicitation.

(a)           Seller and Seller Owner (collectively, the “Restricted Parties,” and each a “Restricted Party”) agree that for a period of two and one half years commencing on the Closing Date, such Restricted Party shall not, and shall cause its Subsidiaries not to (i) engage in a Competing Business or (ii) solicit, request, advise or knowingly induce any customer, vendor (other than legal counsel and accountants), supplier or contractor of the Business during the 12-month period preceding the Closing (including the Closing Date) to cancel, curtail or otherwise adversely change its relationship with Buyer with respect to the Business.

(b)           Each Restricted Party agrees that for a period of two and one half years commencing on the Closing Date, such Restricted Party shall not, and shall cause its Subsidiaries not to, solicit, induce, recruit or encourage any Retained Employee to leave or terminate their employment with a Buyer Party or any of its Subsidiaries. Notwithstanding the foregoing, it shall not be a breach of this paragraph for a Restricted Party to (x) solicit Retained Employees who respond to general advertisements in newspapers and/or other media of general circulation (including advertisements posted on the Internet), job fairs or other similar general solicitation, so long as they are not specifically directed towards such Retained Employees, or (y) solicit any Retained Employee whose employment with the Buyer Parties and all of their Subsidiaries has been terminated prior to such solicitation.

(c)           For the avoidance of doubt, the restrictions set forth in this Section 6.7 shall not be deemed to apply to any Affiliate of the Seller Parties other than their Subsidiaries.

(d)           Each Restricted Party expressly represents and warrants to the Buyer Parties that it is incurring the obligations of the covenants in this Section 6.7 as an inducement to the Buyer Parties to enter into this Agreement and as an essential element of the Buyer Parties’ agreement to acquire the Purchased Assets and pay the Purchase Price for the Purchased Assets, and the Buyer Parties would not have done so but for the agreement by each Restricted Party to comply with the terms and provisions hereof.

(e)           Each Restricted Party understands and acknowledges that the Buyer Parties have made substantial investments to acquire the Purchased Assets, including business interests, goodwill and confidential information. Each Restricted Party agrees that such investments are worthy of protection, and that the Buyer Parties’ need for the protection afforded by this Section 6.7 is greater than any hardship the Restricted Parties might experience by complying with its terms.

(f)            The Buyer Parties and Restricted Parties agree that the limitations as to time, geographic area and scope of activity to be restrained, as applicable, contained in this Agreement are fair and reasonable and are not greater than necessary to protect the confidential information and/or the goodwill or other legitimate business interests of the Buyer Parties. However, if at any time any of the provisions of this Section 6.11 shall be determined to be invalid or unenforceable by reason of being vague or unreasonable as to duration, area, scope of activity or otherwise, then this Section 6.7 shall be considered divisible (with the other provisions to remain in full force and effect) and the invalid or unenforceable provisions shall become and be deemed to be immediately amended to include only such time, area, scope of activity and other restrictions, as shall be determined to be reasonable and enforceable by the court or other body having jurisdiction over the matter, and the Seller expressly agrees that this Agreement, as so amended, shall be valid and binding as though any invalid or unenforceable provision had not been included herein.

6.8           Financial Statements. The Parties shall promptly commence preparation of, and cooperate in good faith in the preparation of, any document or materials required to satisfy any public filing requirements arising out of or otherwise relating to the consummation of the transactions contemplated in this Agreement.

6.9           Business Confidential Information.

(a)           The Seller Parties hereby acknowledge that the Buyer Parties or the Business may be irreparably damaged if any Business Confidential Information possessed by any Seller Party were disclosed to or used by any Person engaged in competition with the Buyer Parties or the Business. From and after the date hereof, each Seller Party covenants and agrees that it will not, and will not permit its Affiliates to, and that it will use reasonable efforts to cause its representatives and agents not to, use or disclose any such Business Confidential Information without the prior written consent of Parent, except to attorneys, accountants and authorized representatives of such Seller Party, unless expressly permitted hereunder. If any Seller Party or one or more of its Affiliates is requested or required by any Governmental Entity to disclose any of such Business Confidential Information, then such Seller Party will provide Parent with prompt written notice of such request or requirement. Parent shall then either seek appropriate protective relief from all or part of such request or requirement or waive the applicable Seller Party’s or such Affiliate’s compliance with the provisions of this Section 6.9 with respect to all or part of such request or requirement. Each Seller Party will cooperate with Parent in attempting to obtain any reasonable protective relief that Parent chooses to seek. If, after Parent has had a reasonable opportunity to obtain such relief, Parent fails to obtain such relief, then such Seller Party or its Affiliate may disclose only that portion of such Business Confidential Information which its legal counsel advises it is compelled to disclose.

(b)           The obligations of the Buyer Parties pursuant to the Confidentiality Agreement in respect of Business Confidential Information shall terminate as of the Closing.

6.10         Post-Closing Collection. Seller agrees to hold any cash receipts or proceeds of Purchased Assets that come into its possession or control following the Closing Date in trust for the sole benefit of Buyer and will, as soon as administratively feasible, but in no event more than five (5) Business Days following receipt, deliver such cash receipts or proceeds to Buyer.

Article 7

CLOSING CONDITIONS

7.1           Conditions to the Obligations of All Parties.  The obligations of each Party to effect the transactions contemplated in this Agreement are subject to the satisfaction (or waiver in writing if permissible under applicable law), at or prior to the Closing, of the following conditions:

(a)           No Governmental Body of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Rule that is in effect on the Closing Date that would, and no action or proceeding by any Governmental Body, or any Person that is not a Seller Party or Buyer Party, shall have been commenced or threatened against any of the Parties hereto or any of their Affiliates or officers or directors of any of them seeking to prohibit, enjoin, restrain or seek damages from the consummation of the transactions contemplated in this Agreement or otherwise making such transactions illegal.

7.2           Conditions to the Obligations of Buyer.  The obligations of Buyer to effect the transactions contemplated in this Agreement are also subject to the satisfaction (or written waiver by Buyer), at or prior to the Closing, of the following conditions:

(a)           The representations and warranties of Seller Parties (i) shall have been true and correct in all material respects on the date of this Agreement and (ii) shall be true and correct in all material respects on the Closing Date as if made on the Closing Date, unless in each case a representation or warranty is made as of a specified date (in which case such representation or warranty shall be true and correct in all respects as of such date), and Buyer shall have received a certificate signed on behalf of each Seller Party by an authorized officer of such Seller Party to such effect.

(b)           Each Seller Party shall have performed and complied in all material respects with all covenants contained in this Agreement that are required to be performed or complied with by such Seller Party on or prior to the Closing, and Buyer shall have received a certificate signed on behalf of each Seller Party by an authorized officer of such Seller Party to such effect.

(c)           The execution, delivery and performance of this Agreement and the Ancillary Agreements, and the consummation of the transactions contemplated therein, have been duly and validly authorized by all necessary action on the part of Seller Owner and Seller, and Buyer shall have received a certificate signed on behalf of each Seller Party by an authorized officer of such Seller Party to such effect.

(d)           Since December 31, 2020, no Material Adverse Effect shall have occurred and be continuing, and Buyer shall have received a certificate signed on behalf of Seller by an authorized officer or manager, as applicable, of Seller to such effect.

(e)           Buyer shall have received evidence reasonably satisfactory to it of the termination or release of any Lien affecting the Purchased Assets, including, to the extent applicable, amendment or termination of any UCC financing statements pertaining to the Purchased Assets.

(f)            Buyer shall have received from Seller countersigned copies of the Transfer Documents in the forms attached hereto as Exhibit A-1 through A-4.

(g)           Buyer shall have received a certification by Seller reasonably satisfactory to Buyer, that Seller is not a “foreign person” as that term is defined in Section 1445(f)(3) of the Code, which certification shall be made in accordance with Treasury Regulation Section 1.1445-2(b)(2).

(h)           Buyer shall have received the Transition Services Agreement duly executed by the Seller Parties in the form attached hereto as Exhibit C (the “Transition Services Agreement”).

7.3           Conditions to the Obligations of the Seller.  The obligations of the Seller Parties to effect the transactions contemplated herein are also subject to the satisfaction (or written waiver by Seller), at or prior to the Closing, of the following conditions:

(a)           The representations and warranties of the Buyer Parties (i) shall have been true and correct in all material respects on the date of this Agreement and (ii) shall be true and correct in all material respects on the Closing Date as if made on the Closing Date, unless in each case a representation or warranty is made as of a specified date (in which case such representation or warranty shall be true and correct in all material respects as of such date), and Seller shall have received a certificate signed by an authorized officer of Parent and an authorized officer or manager of Buyer to such effect.

(b)           Buyer and Parent shall have performed and complied in all material respects with all covenants contained in this Agreement that are required to be performed or complied with by it on or prior to the Closing, and Seller shall have received a certificate signed by an authorized officer of Parent and an authorized officer or manager of Buyer to such effect.

(c)           The execution, delivery and performance of this Agreement and the Ancillary Agreements, and the consummation of the transactions contemplated therein, have been duly and validly authorized by all necessary action on the part of Buyer and Parent, and Seller shall have received a certificate signed on behalf of each Buyer Party by an authorized officer of such Buyer Party to such effect.

(d)           Seller shall have received from Buyer countersigned copies of the Transfer Documents in the forms attached hereto as Exhibit A-1 through A-4.

(e)           Seller shall have received the Transition Services Agreement duly executed by the Buyer Parties in the form attached hereto as Exhibit C.

7.4           Reliance. No Party may rely on the failure of any condition set forth in this Article 7 to be satisfied if such failure was caused by such Party’s failure to perform or comply with the covenants of such Party set forth in this Agreement.

Article 8

TERMINATION

8.1           Termination.  This Agreement may be terminated, and the transactions contemplated herein may be abandoned, at any time prior to the Closing:

(a)           by mutual written consent of Seller (on behalf of itself and Seller Owner) and Parent (on behalf of itself and the Buyer Parties);

(b)           by either Parent (on behalf of itself and the Buyer Parties) or Seller (on behalf of itself and Seller Owner) if any Governmental Body of competent jurisdiction shall have issued a final, non-appealable order, decree, judgment, injunction or ruling or taken any other action enjoining, restraining or otherwise prohibiting the consummation of the transactions contemplated herein;

(c)           either Parent (on behalf of itself and the Buyer Parties) or Seller (on behalf of itself and Seller Owner) if the Closing shall not have occurred on or before the date which is seven (7) days following the date hereof (the “Termination Date”); provided, however, that the right to terminate this Agreement under this Section 8.1(c) shall not be available to any Party if the breach or failure to perform by such Party of its obligations under this Agreement, or the failure to act in good faith, is the principal cause of, or resulted in, the failure of the transactions contemplated herein to be consummated on or before such date;

(d)           by Parent (on behalf of itself and the Buyer Parties) in the event of a material breach or failure to perform by Seller of any representation, warranty, covenant or other agreement contained herein, or if a representation or warranty of Seller shall have become untrue, which situation in either case, (i) would result in a failure of a condition set forth in Section 7.2, and (ii) cannot be cured by the Termination Date; or

(e)           by Seller (on behalf of itself and Seller Owner) in the event of a material breach or failure to perform by either Buyer Party of any representation, warranty, covenant or other agreement contained herein, or if a representation or warranty of either Buyer Party shall have become untrue, which situation in either case, (i) would result in a failure of a condition set forth in Section 7.3, and (ii) cannot be cured by the Termination Date.

8.2           Effects of Termination.  In the event of a termination of this Agreement by either Parent (on behalf of itself and the Buyer Parties) or Seller as provided in Section 8.1, this Agreement shall immediately become null and void, except that this Section 8.2 (Effects of Termination), Section 10.3 (Expenses), Section 10.10 (Governing Law) and Section 10.11 (Resolution of Disputes); and all other obligations of the Parties specifically intended to be performed after the termination of this Agreement shall survive any termination of this Agreement. Notwithstanding the foregoing, termination of this Agreement shall not relieve any Party for any liability for any willful breach of this Agreement prior to its termination.

Article 9

INDEMNIFICATION

9.1           Indemnification.  Subject to the provisions of this Article 9, from and after the Closing, each of the Indemnifying Parties, jointly and severally, shall defend, indemnify and hold harmless the Indemnified Parties from and against any and all Indemnifiable Losses.

9.2           Defense of Third Party Claims.

(a)           If any third party notifies any Indemnified Party with respect to any matter (a “Third-Party Action”) that may give rise to a claim for indemnification against any Indemnifying Party under this Article 9, then the Indemnified Party shall promptly notify the Seller Owner thereof in writing (the “Third-Party Claim Notice”); provided, that no failure or delay on the part of the Indemnified Party to so notify the Seller Owner shall limit any of the obligations of the Indemnifying Parties under this Article 9, except to the extent that the Indemnifying Parties have been materially prejudiced thereby. The Third-Party Claim Notice shall include a statement setting forth in reasonable detail the nature of the claim and, if ascertainable, the amount of the claim. Except with respect to any Special Claim, the Indemnifying Parties shall have the right (by notifying the Indemnified Party in writing of its intent within 20 days after receipt of the Third-Party Claim Notice) but not the obligation to control the defense of any Third-Party Action, and all reasonable fees and expenses of the Indemnifying Party’s counsel shall be borne by the Indemnifying Parties. The Indemnified Party shall have the right to employ counsel separate from counsel employed by the Indemnifying Party in any such action and to participate in (but not control) the defense of such action, and the reasonable fees and expenses of such counsel and participation shall be at the Indemnifying Parties’ expense. If the Indemnifying Party assumes the defense of any such Third-Party Action, the Indemnifying Party will select counsel to conduct the defense of such claim or proceeding, will take all steps necessary in the defense or settlement thereof and will at all times diligently and promptly pursue the resolution thereof. If the Third-Party Action is a Special Claim, or if the Indemnifying Party does not assume the defense of such Third-Party Action or proceeding resulting therefrom in accordance with the terms of this Article 9, the Indemnified Party may defend against such claim or proceeding, and shall be reimbursed by the Indemnifying Party for such reasonable costs and expenses, in the manner the Indemnified Party may deem appropriate, including settling such claim or proceeding on such terms as the Indemnified Party may deem appropriate.

(b)           All Parties to this Agreement shall use commercially reasonable efforts to cooperate in the defense or prosecution of such Third-Party Action and shall furnish such records, information and testimony and shall attend such conferences, discovery proceedings and trials as may be reasonably requested in connection with such Third-Party Action; provided, that no Party shall be required to grant access or furnish information to the extent that such information is subject to an attorney/client or attorney work product privilege; and provided further, that a Party and/or its counsel shall use their commercially reasonable efforts to enter into such joint defense agreements or other arrangements, as appropriate, so as to allow for such disclosure in a manner that does not result in the loss of attorney/client or attorney work product privilege. Each Party shall act in good faith and in a commercially reasonable manner in addressing any adverse consequences that may result in the basis for an indemnifiable claim.

(c)           If the Indemnifying Party assumed the defense of any claim or proceeding in accordance with this Section 9.2, the Indemnifying Party will be authorized to consent to a settlement of, or the entry of any judgment arising from, any such claim or proceeding, with the prior written consent of each relevant Indemnified Party (which shall not be unreasonably withheld); provided that the Indemnifying Party is not authorized to encumber any of the assets of any Indemnified Party or to agree to any restriction that would apply to any Indemnified Party or to its conduct of business; and provided further, that a condition to any such settlement is a complete release of each relevant Indemnified Party and its Affiliates, directors, officers, employees and agents with respect to the claim made, including any reasonably foreseeable collateral consequences thereof.

9.3           Direct Claims.  In any case in which an Indemnified Party seeks indemnification hereunder which is not subject to Section 9.2, the Indemnified Party will notify the Seller Owner in writing of any Indemnified Losses which such Indemnified Party claims are subject to indemnification under the terms hereof. Such notification must state in reasonable detail, to the extent such information is reasonably available, the nature, amount and circumstances, and be accompanied by any other documentation or information reasonably required by the Indemnifying Party to evaluate the claim. Subject to the limitations set forth in this Article 9, if the Seller Owner does not notify the Indemnified Party in writing within 30 days after receipt of the written notification that the Seller Owner disputes all or any portion of such claim, the amount of such undisputed claim shall be conclusively deemed a liability of the Indemnifying Parties hereunder. In case an objection is made in writing, the Indemnified Party shall have 30 days to respond in a written statement to the objection. If the Indemnified Party so responds, or the time to respond has expired, and there remains a dispute as to any claim, the Indemnified Party and the Seller Owner shall attempt in good faith for 30 days to agree upon the rights of the respective parties with respect to each such claim. If the Indemnified Party and the Seller Owner should so agree, a memorandum setting forth such agreement and the agreed upon dollar amount of liability for such claim of the Indemnifying Parties against whom the claim is made shall be prepared and signed by (or on behalf of) the Parties. If the Parties do not agree, each of the Indemnified Party and the Seller Owner may take such actions and assert such rights, remedies and defenses as may then be available to it under the terms of this Agreement.

9.1	No Circular Recovery. Seller Owner hereby agrees that it will not, and no Indemnifying Party shall, make any claim for indemnification or advancement of expenses against Parent or Buyer by reason of the fact that such Indemnifying Party was the owner of Seller with respect to any claim brought by an Indemnified Party in accordance with this Agreement.

9.2           Satisfaction of Indemnifiable Claims.  Parent shall be entitled to reduce the Holdback Cash Consideration by the amount necessary to satisfy and pay the amount of any claim with respect to which an Indemnified Party is entitled to indemnification pursuant to this Article 9. Subject to the conditions and limitations set forth in this Article 9, Buyer shall also be entitled to set off against the Retention Holdback Remainder available as of the Retention Holdback Termination Date the amount of any Indemnified Losses in excess of the Holdback Cash Consideration for which an Indemnified Party is entitled to indemnification pursuant to this Article 9.

9.3           Limits on Liability.

(a)           The Indemnified Parties shall not be entitled to be indemnified for any Indemnifiable Losses unless and until the aggregate amount of all Indemnifiable Losses exceeds $100,000 (the “Threshold”); provided, however, that after the aggregate amount of Indemnifiable Losses exceeds the Threshold, the Indemnified Parties shall be entitled to be indemnified against the entire amount of any Indemnifiable Losses, including the Threshold; and provided further, however, that this Section 9.7(a) shall not apply to (i) Fundamental Claims, (ii) claims arising out of Fraud or willful breach of the Indemnifying Parties, or (iii) breaches of covenants in this Agreement or any Ancillary Agreement.

(b)           Subject to Section 9.7(d), the Indemnifying Parties’ maximum aggregate liability for Indemnifiable Losses shall be limited to an amount equal to the Purchase Price.

(c)           Subject to Section 9.7(a) and Section 9.7(d), the Indemnifying Parties’ maximum liability for Indemnifiable Losses other than with respect to (i) Fundamental Claims, (ii) any Excluded Liability, or (iii) any breach of covenant made pursuant to this Agreement or any Ancillary Agreement by any Seller Party shall be limited, in aggregate, to an amount equal to the Holdback Cash Consideration.

(d)           Notwithstanding anything to the contrary in this Agreement, there shall be no limit under this Agreement on the Indemnifying Parties’ liability for claims arising with respect to (i) any Excluded Liability, or (ii) Fraud or willful breach.

(e)           The Indemnified Parties shall exercise commercially reasonable efforts to mitigate the amount of any Indemnifiable Losses. Without limiting the foregoing, Indemnifiable Losses shall be calculated net of actual recoveries under existing insurance policies and contractual indemnification or contribution provisions (in each case calculated net of any actual collection costs and reserves, deductibles, premium adjustments and retrospectively rated premiums); provided, that, in the event that an Indemnified Party first recovers from the Holdback Cash Consideration for any particular Losses and thereafter recovers for the same Indemnifiable Losses pursuant to any existing insurance policies and/or contractual indemnification or contribution provisions, then the amount recovered pursuant to such existing insurance policies and/or contractual indemnification or contribution provisions (up to the amount first recovered from the Holdback Cash Consideration) shall be credited back to the Holdback Cash Consideration or paid to the Seller Parties, as applicable.

(f)            Indemnifiable Losses shall exclude punitive damages, unless actually paid to a third party by any Indemnified Party.

(g)           Notwithstanding any provision of this Agreement to the contrary, all references in this Agreement and the Exhibits and Schedules hereto to “material,” “material respects” and “Material Adverse Effect” (and similar materiality qualifications) shall be disregarded solely for purposes of determining the amount of any Indemnifiable Losses that is the subject of indemnification hereunder. For purposes of clarity, such qualifications shall not be disregarded for purposes of determining whether there has been a breach or failure of a representation, warranty, covenant or agreement for which an Indemnified Party is entitled to indemnification under this Agreement.

(h)           The right to rely on, and the right to indemnification or any other remedy based on representations, warranties, covenants and agreements in this Agreement, or any of the Ancillary Agreements, shall not be affected by any investigation conducted at any time, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of, or compliance with, any such representation, warranty, covenant or agreement.

(i)             Notwithstanding anything to the contrary herein, other than claims for Fraud or willful breach, the indemnification under this Article 9 shall be the exclusive right and remedy of the Indemnified Parties from and after the Closing Date for Indemnifiable Losses or other damages under this Agreement; provided, however, that nothing in this Section 9.7(i) shall limit or affect the right of the Indemnified Parties to seek specific performance under this Agreement and under the Ancillary Agreements in accordance with their terms.

9.4           Acknowledgement of Seller Owner.  The parties acknowledge and agree that any Indemnified Party may deal directly with the Seller Owner with respect to an indemnification claim and the Indemnifying Parties will be bound by any action or agreement of the Seller Owner made on their behalf.

Article 10

MISCELLANEOUS

10.1         Survival of Representations, Warranties, and Covenants.

(a)           Regardless of any investigation at any time made by or on behalf of any Party hereto or of any information any Party may have in respect thereof, each of the representations and warranties made in this Agreement or any Ancillary Agreement will survive the Closing until the one-year anniversary of the Closing Date; provided, however, that the Fundamental Representations shall survive until the date which is 60 days after the expiration of the applicable statute of limitations. Following the date of termination of a representation or warranty, no claim for indemnification may be made for breach or inaccuracy of such representation or warranty, but no such termination will affect any claim for a breach of a representation or warranty that was asserted in writing pursuant to Article 9 before the date of the termination of such representation or warranty.

(b)           Any covenant or agreement to be performed after the Closing shall survive the Closing in accordance with its terms.

10.2         No Waiver Relating to Certain Claims.  The liability of any Party under Article 9 will be in addition to, and not exclusive of, any other liability that such Party may have at law or equity based on Fraud or willful breach. None of the provisions set forth in this Agreement, including the provisions set forth in Article 9, will be deemed a waiver by any Party of any right or remedy which such Party may have at law or equity based on Fraud or willful breach.

10.3         Expenses.  Except as expressly set forth herein otherwise, each Party will bear its own fees and expenses incurred in connection with, relating to or arising out of the evaluation, negotiation, preparation for, and consummation of this Agreement and the transactions contemplated herein, including all fees and expenses of agents, representatives, counsel and accountants, and any such expenses incurred by such Party (in the case of the Seller Parties, collectively, the “Seller Transaction Expenses”).

10.4         Publicity.  Except for statements made or press releases issued (a) pursuant to the Securities Act or the Exchange Act, and the rules and regulations promulgated thereunder; (b) pursuant to any listing agreement with any national securities exchange or the Nasdaq Stock Market; or (c) as otherwise required by law, none of the Seller Parties will issue any press release or otherwise make any public statements with respect to this Agreement or the transactions contemplated herein without the express prior written approval of Parent.

10.5         Notices.

(a)           All notices, demands and other communications permitted or required to be given with respect to this Agreement shall be in writing and shall be given by one of the following methods (all charges prepaid and properly addressed to the addresses set forth in Section 10.5(b)): (i) by personal delivery, in which case the notice, demand or communication will be deemed given upon receipt; (ii) by facsimile or e-mail, in which case the notice, demand or communication will be deemed given upon the date of confirmed receipt; (iii) by prepaid, nationally recognized overnight courier service, in which case the notice, demand or communication will be deemed given one Business Day after deposit with such overnight courier service; or (iv) by first class U.S. mail (return receipt requested), in which case the notice, demand or communication will be deemed given five Business Days after being deposited into the U.S. mail.

(b)           All notices, demands and communications sent pursuant to this Section 10.5 must be addressed as follows:

If to any Seller Party:

Boingo Wireless, Inc.

10960 Wilshire Blvd

23rd Floor

Los Angeles, CA 90024

Attn: Chief Executive Officer

Email: phovenier@boingo.com

With a copy (which will not itself constitute notice) to:

Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP

3570 Carmel Mountain Road, Suite 200

San Diego, CA 92130

Attn: Ilan Lovinsky, Jonathan Spencer and Jordan Murray

Email: ilovinsky@gunder.com, jspencer@gunder.com, and jmurray@gunder.com

If to Buyer or Parent:

c/o RealPage, Inc.

2201 Lakeside Boulevard

Richardson, TX 75082

Attention: Chief Executive Officer

Email: steve.winn@realpage.com

With a copy (which will not itself constitute notice) to:

RealPage, Inc.

2201 Lakeside Boulevard

Richardson, TX 75082

Attention: Chief Legal Officer

Email: david.monk@realpage.com

(c)           A Party may change its contact information set forth in Section 10.5(b) by giving notice pursuant to this Section 10.5.

10.6         Binding Effect; Assignment.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties, whether by operation of law or otherwise, without the prior written consent of all other Parties. Any purported assignment without such consent shall be null and void; provided, however, that upon notice to Seller (or, following the Closing, to the Seller Owner), any of the Buyer Parties may assign or delegate any or all of their rights or obligations under this Agreement to any Affiliate thereof so long as such assignment or delegation does not relieve the assigning or delegating party from its obligations under this Agreement; and provided, further, that the Buyer Parties may assign their respective rights under this Agreement to their lenders as collateral security for their obligations under any of their secured debt financing arrangements.

10.7         Third Party Beneficiaries.  None of the provisions of this Agreement or any document contemplated in this Agreement is intended to grant any right or benefit to any Person that is not a party to this Agreement; provided, that the Indemnified Parties shall be entitled to enforce as third party beneficiaries the indemnification rights set forth in Article 9 as if they were a party hereto.

10.8         Amendments.  Any waiver, amendment, modification or supplement of or to any term or condition of this Agreement shall be effective only if in writing and signed by all Parties to this Agreement (or, following the Closing, by the Parent and the Seller Owner).

10.9         Waiver.  The rights and remedies of the Parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any Party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. Any failure of a Party to comply with any obligation, covenant, agreement or condition contained in this Agreement may be waived only if set forth in a written instrument signed by the Party or Parties to be bound by such waiver (including, if such waiver is after the Closing, the third party beneficiaries set forth in Section 10.7), but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any other failure.

10.10       Governing Law.  THIS AGREEMENT AND ANY MATTER OR DISPUTE ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE LAWS OR RULES OF THE STATE OF DELAWARE RELATING TO CONFLICT OF LAWS.

10.11       Resolution of Disputes.

(a)           No Party shall institute a proceeding in any court or administrative agency to resolve a dispute between the Parties arising out of or related to this Agreement before that Party has sought to resolve the dispute through direct negotiation with the other Party.

(b)           If the dispute is not resolved within three weeks after a demand for direct negotiation, the aggrieved Party may then seek relief in the state or federal courts located in Delaware.

(c)           Each Party consents to the exclusive personal and subject matter jurisdiction of the state and federal courts located in Delaware, and waives any defense based upon forum non conveniens or lack of personal or subject matter jurisdiction.

(d)           Notwithstanding any other provision of this Agreement, including this Section 10.11, each Party shall have the right to at any time apply to any court of competent jurisdiction for preliminary injunctive relief.

10.12       Severability.  In the event that any provision in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect, the remaining provisions of this Agreement shall not be in any way impaired, and the illegal, invalid or unenforceable provision shall be fully severed from this Agreement and there shall be automatically added a replacement provision as similar in terms and intent to such severed provision as may be legal, valid and enforceable.

10.13       Headings. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of this Agreement and shall not in any way affect the meaning or interpretation of this Agreement.

10.14       Construction and Certain Definitions.

(a)           Each Party to this Agreement and its counsel have reviewed and participated in the negotiation and drafting of this Agreement. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting Party shall not be employed in the interpretation of this Agreement or of any amendments, Schedules or Exhibits to this Agreement.

(b)           References to this Agreement are references to this Agreement and to the Schedules and Exhibits to this Agreement.

(c)           References to any document (including this Agreement) are references to that document as amended, consolidated, supplemented, novated or replaced by the parties thereto from time to time.

(d)           References to Sections and Articles are references to sections and articles of this Agreement.

(e)           References to a party to this Agreement shall include its respective successors and permitted assigns.

(f)           The word “including” shall mean “including without limitation”, unless followed by the word “only.”

(g)           The gender of all words in this Agreement includes the masculine, feminine and neuter, and the number of all words in this Agreement include the singular and plural.

(h)           The phrase “date of this Agreement” and similar terms shall mean the date set forth in the introductory clause of this Agreement.

10.15       Entire Agreement.  This Agreement and the Schedules and Exhibits to this Agreement, together with the Confidentiality Agreement, and the documents and instruments delivered pursuant to this Agreement, constitute the entire agreement between the Parties pertaining to the subject matter of this Agreement and supersede all prior and contemporaneous agreements, letters of intent, term sheets and understandings, whether written or oral, between the Parties with respect to such subject matter.

10.16       Specific Performance.  The Parties agree that irreparable damage would occur in the event that any of the provisions of Sections 6.7 and 10.4 of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, (a) the Buyer Parties shall be entitled to seek an injunction or injunctions, without the posting of any bond, to prevent breaches of Sections 6.7 and 10.4 of this Agreement and to enforce specifically the terms of such Sections 6.7 and 10.4 of this Agreement, in addition to any other remedy to which such Party is entitled at law or in equity and (b) the Seller Parties shall be entitled to seek an injunction or injunctions, without the posting of any bond, to prevent breaches of Section 10.4 of this Agreement by the Buyer Parties and to enforce specifically the terms and provisions of such Section 10.4 of this Agreement.

10.17       Counterparts; Electronic Delivery.  This Agreement may be executed and delivered by facsimile or other electronic means and in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature pages follow]

IN WITNESS WHEREOF, each of the Parties has signed this Agreement, or has caused this Agreement to be signed by its duly authorized officer, as of the date first above written.

PARENT:

REALPAGE, INC.

By:	/s/ Brian Shelton
Name: Brian Shelton
Title: Executive Vice President, Chief Financial Officer and Treasurer

BUYER:

WHITESKY COMMUNICATIONS, LLC
By: RP NEWCO XXXIV LLC, its sole member
By: REALPAGE, Inc., its sole member

By:	/s/ Brian Shelton
Name: Brian Shelton
Title: Executive Vice President, Chief Financial Officer and Treasurer

IN WITNESS WHEREOF, each of the Parties has signed this Agreement, or has caused this Agreement to be signed by its duly authorized officer, as of the date first above written.

SELLER:

BOINGO MDU, LLC

By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title: Manager

SELLER OWNER:

BOINGO WIRELESS, INC.

By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title: Chief Financial Officer

2

ANNEX I

DEFINITIONS

“12-Month Anniversary” shall have the meaning set forth in Section 2.6(b)(i).

“Affiliate” means, with respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition and this Agreement, the term “control” (and correlative terms) means the power, whether by contract, equity ownership or otherwise, to direct the policies or management of a Person.

“Agreement” shall have the meaning set forth in the Introduction.

“Allocation” shall have the meaning set forth in Section 2.8(a).

“Ancillary Agreements” shall mean any agreements executed in connection with the Closing to which any Party is a party, including the Seller Owner Ancillary Agreements, the Seller Ancillary Agreements and the Buyer Party Agreements, the Disclosure Schedule, and each other agreement, document, certificate and instrument required to be executed in accordance herewith.

“Annual Financial Statements” shall have the meaning set forth in Section 4.5(a).

“Antitrust Laws” shall mean, collectively, (a) the HSR Act; (b) the Sherman Antitrust Act of 1890, as amended; (c) the Clayton Act of 1914, as amended; (d) the Federal Trade Commission Act of 1914, as amended; and (e) any other applicable law designed to prohibit, restrict or regulate actions for the purpose or effect of monopolization or restraint of trade.

“Arbitrator” shall have the meaning set forth in Section 2.7(c)(ii).

“Assumed Contracts” shall have the meaning set forth in Section 2.1(b).

“Assumed Liabilities” shall have the meaning set forth in Section 2.3.

“Books and Records” shall have the meaning set forth in Section 6.4(a).

“Brokers’ and Finders’ Fees Liabilities” means any Liabilities related to a breach of Section 4.6 or any matter disclosed in a Schedule qualifying that Section.

“Business” shall have the meaning set forth in the Recitals.

“Business Confidential Information” means all proprietary or confidential information of any type, kind or character to the extent used or held for use in the Business, including (except to the extent disclosure thereof is required by law) the terms of this Agreement and any other documents executed in connection with the transaction described herein.

“Business Day” means any day, other than a Saturday, a Sunday or any other day on which commercial banks in Dallas, Texas and Los Angeles, California are authorized or required by applicable law to be closed.

“Business Employee” and “Business Employees” shall have the meaning set forth in Section 4.19(b).

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“Business Intellectual Property” shall have the meaning set forth in Section 4.14(b).

“Buyer” shall have the meaning set forth in the Introduction.

“Buyer Party Agreements” shall have the meaning set forth in Section 5.2.

“Buyer Party” and “Buyer Parties” shall have the meaning set forth in the Introduction.

“Claims” shall have the meaning set forth in Section 4.15.

“Closing” shall have the meaning set forth in Section 2.8(b).

“Closing Cash Consideration” shall have the meaning set forth in Section 2.5(a).

“Closing Date” shall have the meaning set forth in Section 2.8(b).

“Closing Working Capital Statement” shall have the meaning set forth in Section 2.7(b).

“COBRA” shall have the meaning set forth in Section 6.3(b).

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Communications Act” means the Communications Act of 1934, as amended, 47 U.S.C. Sections 151 et seq., including amendments by the Cable Communications Policy Act of 1984, the Cable Television Consumer Protection and Competition Act of 1992, and the Telecommunications Act of 1996, and as may be further amended.

“Communications Laws” means the Communications Act and the rules, regulations and published policies promulgated by the FCC thereunder, and the State Communications Laws.

“Communications Permits” means the FCC Permits, the State Communications Permits, and all other licenses, permits, certificates, franchises, registrations and other governmental authorizations, consents and approvals issued by any Governmental Body under the Communications Laws.

“Competing Business” means any business that competes with the Business. For the avoidance of doubt, the design, construction, installation or operation of networks in multi-use or commercial facilities, in each case, where the intended customer is not a multi-dwelling unit, shall not constitute a Competing Business.

“Competitor Technology” shall have the meaning set forth in Section 4.28.

“Compliance Liabilities” means any matters or Liabilities specifically set forth on Schedule 2.4(o).

“Confidentiality Agreement” means that certain Confidentiality Agreement, dated as of November 3, 2020, by and between Parent and Seller Owner.

“Consents” shall have the meaning set forth in Section 4.3.

“Contract” means any agreement, contract, terms of or conditions to use, obligation, promise, undertaking, lease, note, bond, mortgage, indenture, license, or purchase order that is or is purported to be legally binding, including any and all amendments and other modifications thereto.

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“Copyleft Public Software” has the meaning set forth in Section 4.14(g).

“Customer” shall have the meaning set forth in Section 4.25.

“Customer Contract” shall have the meaning set forth in Section 4.11(a).

“Data” shall have the meaning set forth in Section 4.14(a).

“Disclosure Schedule” means the schedule delivered by Seller to the Buyer Parties concurrently with the execution and delivery of this Agreement, setting forth certain disclosure information to the Seller’s representations and warranties contained in Article 4 and Seller Owner’s representations and warranties contained in Article 3.

“Employee Benefit Plan” means the following, regardless of whether voluntarily sponsored or mandatorily sponsored pursuant to the applicable laws of any Governmental Body: (a) any nonqualified deferred compensation or retirement plan or arrangement that is an Employee Pension Benefit Plan; (b) any qualified defined contribution retirement plan or arrangement that is an Employee Pension Benefit Plan; (c) any qualified defined benefit retirement plan (single or multiemployer) or arrangement that is an Employee Pension Benefit Plan; (d) any Employee Welfare Benefit Plan or fringe benefit plan or program; (e) any profit sharing, bonus, stock option, stock purchase, consulting, employment, severance or incentive plan, agreement or arrangement; (f) any plan, agreement or arrangement providing benefits related to clubs, vacation, childcare, parenting, sabbatical or sick leave; and (g) each other employee benefit plan, agreement, arrangement, program, practice or understanding that is not described previously in this definition.

“Employee Pension Benefit Plan” has the meaning set forth in Section 3(2) of ERISA and specifically includes, but is not limited to, any plan operated pursuant to the laws of any Governmental Body other than the United States.

“Employee Welfare Benefit Plan” has the meaning set forth in Section 3(1) of ERISA and specifically includes, but is not limited to, any plan operated pursuant to the laws of any Governmental Body other than the United States.

“Environmental Claim” means any written complaint, notice, claim, demand, action, suit or judicial, administrative or arbitration proceeding asserting liability or potential liability (including liability or potential liability for investigatory costs, cleanup costs, governmental response costs, natural resource damages, property damage, personal injury, fines or penalties) arising out: (i) the presence, discharge, emission, release or threatened release of a Hazardous Material, (ii) circumstances forming the basis of any violation or alleged violation of any Environmental Laws or Environmental Permits, (iii) the exposure of any person to a Hazardous Material, or (iii) otherwise relating to obligations or liabilities under any Environmental Law.

“Environmental Laws” shall mean any applicable federal, state, territorial, provincial, foreign or local law, common law doctrine, rule, order, decree, judgment, injunction, license, permit or regulation relating to environmental matters, including those pertaining to land use, air, soil, surface water, ground water (including the protection, cleanup, removal, remediation or damage thereof), public or employee health or safety or any other environmental matter, together with any other laws (federal, state, territorial, provincial, foreign or local) relating to emissions, discharges, releases or threatened releases of any Hazardous Material, including medical, chemical, biological, biohazardous or radioactive waste and materials, into ambient air, land, surface water, groundwater, personal property, structures, or the environment or otherwise relating to or regulating the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, discharge or handling of any Hazardous Material, including CERCLA, the Resource Conservation and Recovery Act (42 U.S.C. 6901 et seq), the Federal Water Pollution Control Act (33 U.S.C. 1251 et seq.), the Clean Air Act (42 U.S.C. 1251 et seq.), the Toxic Substances Control Act (15 U.S.C. 2601 et seq.), and OSHA (29 U.S.C. 651 et seq.), as such laws have been amended and are in effect as of the date hereof, and any analogous or similar federal or state or local laws, statutes and regulations promulgated thereunder as are in effect as of the date hereof.

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“Environmental Permits” means any Governmental Permit under or issued pursuant to any Environmental Law.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means any subsidiary or other entity that would be considered a single employer with the Seller or a subsidiary within the meaning of Section 414 of the Code.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Excluded Assets” shall have the meaning set forth in Section 2.2.

“Excluded Contracts” shall have the meaning set forth in Section 2.2(e).

“Excluded Liabilities” shall have the meaning set forth in Section 2.4.

“FCC” means the United States Federal Communications Commission or its successor agency.

“FCC Permits” means all licenses, permits, certificates, franchises, registrations and other governmental authorizations, consents and approvals issued by the FCC under the Communications Laws.

“Final Allocation” shall have the meaning set forth in Section 2.8(a).

“Final Working Capital” shall have the meaning set forth in Section 2.7(b).

“Financial Statements” shall have the meaning set forth in Section 4.5(a).

“Foreign Export and Import Laws” means the laws and regulations of a foreign government regulating exports, imports or re-exports to or from the foreign country, including the export or re-export of any goods, services or technical data.

“Fraud” means, with respect to any party, a representation, statement or action by such party, which misrepresentation, statement or action constitutes common law fraud under Delaware law.

“Fundamental Claims” means Indemnifiable Claims arising from breaches or inaccuracies of any Fundamental Representations.

“Fundamental Representations” shall mean those representations and warranties of the Seller Parties contained in Section 3.1 (Authority as a Seller Owner), Section 3.2 (Seller Interest Ownership), Section 4.1 (Organization and Good Standing; Governing Documents; Authority), Section 4.2 (clauses (a) and (b) of the first sentence only) (No Conflict or Breach), Section 4.7 (Taxes), Section 4.8 (Title to Purchased Assets; Liens; Sufficiency of Assets), and, solely with respect to internet domain names and internet protocol addresses included in the Purchased Assets, Section 4.14(b)(i) (Title to IP).

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“GAAP” shall mean generally accepted accounting principles in the United States, consistently applied.

“Governing Documents” shall mean, with respect to any entity, its certificate or articles of incorporation and corporate bylaws (in the case of a corporation); its articles of organization and operating agreement (in the case of a limited liability company); or comparable documents if the entity’s form of legal organization is other than a corporation or limited liability company.

“Governmental Body” shall mean any federal, state, local, municipal, foreign, or other government; or governmental or quasi-governmental authority of any nature (including any legislature, commission, regulatory or administrative authority, governmental agency, bureau, branch, department, official, commission or entity and any court, arbiter or other tribunal).

“Governmental Permits” shall have the meaning set forth in Section 4.17(a).

“Hazardous Material” shall mean (i) any hazardous waste, hazardous substance, toxic pollutant, hazardous air pollutant or hazardous chemical (as any of such terms may be defined under, or for the purpose of, any Environmental Law); (ii) asbestos; (iii) polychlorinated biphenyls; (iv) petroleum or petroleum products; (v) underground storage tanks, whether empty, filled or partially filled with any substance; (vi) any substance the presence of which on the property in question is prohibited under any Environmental Law; (vi) any material regulated, listed, referred to, limited or prohibited as a danger to health or the environment or under any Environmental Law; or (viii) any other substance that under any Environmental Law requires special handling or notification of or reporting to any Governmental Body in its generation, use, handling, collection, treatment, storage, recycling, treatment, transportation, recovery, removal, discharge or disposal.

“Healthcare Reform Laws” shall have the meaning set forth in Section 4.20(q).

“HIPAA” shall mean the Health Insurance Portability and Accountability Act of 1996, as amended, including any regulations and other official government guidance promulgated thereunder.

“Hire Date” shall have the meaning set forth in Section 6.3(a).

“HITECH Act” shall mean the Health Information Technology for Economic and Clinical Health Act, as amended, including any regulations and other official government guidance promulgated thereunder.

“Holdback Cash Consideration” shall have the meaning set forth in Section 2.5(b).

“HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“Indebtedness” means, with respect to Seller, (i) any indebtedness for borrowed money (including the principal amount thereof, any accrued interest thereon and any prepayment premiums or termination fees with respect thereto), whether short term or long term, (ii) any indebtedness arising under capitalized leases, conditional sales contracts or other similar title retention instruments, (iii) all liabilities secured by any Lien on any property owned by Seller, (iv) all liabilities under any interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement or other similar agreement, (v) any indebtedness evidenced by any note, bond, debenture, mortgage or other debt instrument or debt security, (vi) all Liabilities under any letters of credit, (vii) all indebtedness to Seller Owner or its Affiliates, (viii) all interest, fees or other expenses owed with respect to indebtedness described in the foregoing clauses (i) through (viii), and (x) all indebtedness referred to in the foregoing clauses (i) through (ix) which is directly or indirectly guaranteed by Seller or any of its Subsidiaries or that is secured by the assets or properties of Seller or any of its Subsidiaries.

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“Indemnifiable Losses” means damages, losses, claims, liabilities, obligations, demands, Taxes, charges, suits, judgments, penalties, fines, awards, settlements, fees, costs, and expenses (including court costs, attorneys’ fees and costs and other expenses incurred or sustained in investigating, defending against, prosecuting and preparing for, or otherwise in connection with, any litigation, claim, demand or proceeding or threatened litigation, claim, demand or proceeding) arising out of (i) any breach or inaccuracy by any Seller Party of any of its representations or warranties under this Agreement or any of the Ancillary Agreements, the Disclosure Schedule, or any of the certificates described in Section 7.2, (ii) any violation, breach or default by any Seller Party under this Agreement or any Ancillary Agreement, or failure by any of them to comply with, perform or observe, or to have complied with, performed or observed, any covenant, agreement, obligation or condition to be complied with, performed or observed by any of them pursuant to, this Agreement or any Ancillary Agreement; or (iii) any Excluded Liability.

“Indemnified Party” and “Indemnified Parties” means each of the Buyer Parties, each manager, officer, director, employee, consultant, stockholder, and Affiliate of each of the Buyer Parties, and each member of an ERISA Group in which any of the Buyer Parties is a member, and all of the foregoing collectively.

“Indemnifying Party” and “Indemnifying Parties” means the Seller Parties, and all of them collectively.

“Intellectual Property Liabilities” means any Liabilities arising from the matters set forth on Schedule 2.4(p).

“Intellectual Property Rights” shall have the meaning set forth in Section 4.14(a).

“Interim Financial Statements” shall have the meaning set forth in Section 4.5(a).

“IRS” shall mean the United States Internal Revenue Service and, to the extent relevant, the United States Department of the Treasury and, to the extent relevant, the counterpart agencies of other countries.

“Leased Real Property” shall have the meaning set forth in Section 4.9(b)(i).

“Liabilities” shall mean any liabilities (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liabilities for Taxes.

“Lien Instrument” shall have the meaning set forth in Section 4.8(a).

“Liens” means any charge, lien, mortgage, deed of trust, pledge, security interest, charge, option, right of first refusal, easement, servitude, community property interest, conditional sale or other title retention agreement, restrictive covenant, encroachment, encumbrance, claim, restriction, title defect or limitation, hypothecation, or other similar restriction, or any agreement to provide any of the foregoing.

“Litigation Obligations” means Liabilities arising from the matters set forth on Schedule 2.4(n).

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“Material Adverse Change” or “Material Adverse Effect” when used with respect to Seller or the Business means any occurrence, change, event or effect that, individually or in the aggregate with any such other results, occurrences, facts, changes, events or effects, is or could reasonably be expected to be materially adverse to the business, operations, assets, financial condition, results of operations, prospects, or capitalization of Seller or the Business or the ability of Seller to consummate the transaction contemplated in this Agreement, any Seller Owner Ancillary Agreement, any Ancillary Agreement or any Transfer Document; provided, however, that in no event shall any of the following, either alone or in combination, be deemed to constitute or contribute to a Material Adverse Change or Material Adverse Effect, or otherwise be taken into account in determining whether a Material Adverse Change or Material Adverse Effect has occurred: (i) any change in U.S. economic, political or business conditions or financial, credit, debt or securities market conditions generally, including changes in interest rates; (ii) any change resulting or arising from acts of war (whether or not declared), hostilities, sabotage, terrorism, military actions or the escalation of any of the foregoing, any hurricane, flood, tornado, earthquake or other natural disaster, or any other force majeure event, whether or not caused by any Person, or any national or international calamity or crisis; (iii) the announcement or disclosure of this agreement and the transactions contemplated hereby, including by reason of the identity of the Buyer Parties; (iv) any failure by the Seller or the Business to meet any internal forecasts for any period; and (v) any changes in Laws or accounting requirements or principles or the interpretations thereof, except, with respect to clauses (i), (ii) and (v), to the extent that the Business or the Seller is disproportionately impacted by such events relative to the industry in which it operates.

“Multiemployer Plan” shall have the meaning set forth in Section 4001(a)(3) of ERISA.

“Offers” shall have the meaning set forth in Section 6.3(a).

“Order” means any award, writ, injunction, judgment, order or decree entered, issued, made, or rendered by, or settlement under the jurisdiction of, any Governmental Body.

“Parent” shall have the meaning set forth in the Introduction.

“Party” shall mean a signatory to this Agreement and shall be referred to collectively as the “Parties.”

“Person” shall mean any natural person, partnership, trust, estate, association, limited liability company, corporation, custodian, nominee, governmental instrumentality or agency, body politic or any other entity in its own or any representative capacity.

“Personal Information” shall mean (i) any information that can be used to specifically identify a natural person; (ii) information (other than name separated from any other information) from credit or debit cards of any Person; any protected health information as that term is defined under HIPAA or (iv) any protected health information as that term is defined under the HITECH Act, in each case that is part of the Purchased Assets.

“Post-Closing Tax Period” shall have the meaning set forth in Section 6.2(c).

“Pre-Closing Environmental Liabilities” means all Environmental Claims or Liabilities now or hereafter asserted against, resulting to, imposed on or incurred by any Person arising from: (i) any actual or alleged release, threatened release or presence of any Hazardous Material prior to the Closing on or from or affecting any of the Leased Real Property, any of the Purchased Assets or the Business; (ii) any actual or alleged violation of any Environmental Law prior to the Closing relating to, arising out of or in connection with Seller’s use of the Leased Real Property, the Business or any of the Purchased Assets; and (iii) any Environmental Claim made by any Person arising out of (A) the Seller’s use of the Leased Real Property, the Business or any of the Purchased Assets prior to the Closing, (B) any act or omission of Seller or any of its Affiliates, or the officers, directors, agents, employees, contractors or representatives of Seller, or its Affiliates prior to the Closing, or (C) any condition of the Leased Real Property caused by Seller that existed prior to the Closing, (iv) the presence prior to or at the Closing of any Hazardous Material on, in, about, or under, any Purchased Asset or any Leased Real Property, or the soil, groundwater, surface water, ambient air, or building elements thereof, (v) the conduct of the Business prior to the Closing or (vi) any actual or alleged violation of any Environmental Law prior to the Closing.

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“Pre-Closing Tax Incentive” shall have the meaning set forth in Section 6.2(b).

“Pre-Closing Tax Period” shall have the meaning set forth in Section 2.4(f).

“Property Tax Filing Party” shall have the meaning set forth in Section 6.2(d).

“Public Software” shall have the meaning set forth in Section 4.14(g).

“Purchase Price” shall have the meaning set forth in Section 2.5.

“Purchased Assets” shall have the meaning set forth in Section 2.1.

“Real Property Leases” shall have the meaning set forth in Section 4.9(b).

“Receivables” shall have the meaning set forth in Section 4.13.

“Related Party” means (i) any Seller Party; (ii) any manager, member, partner, shareholder, equityholder, director, or officer of any Seller Party, (iii) any family member of the individuals described in clauses (i) and (ii), and (iv) any Affiliate of any Seller Party.

“Release Dates” shall have the meaning set forth in Section 2.6(c).

“Released Party” shall have the meaning set forth in Section 6.15(a).

“Releasing Party” shall have the meaning set forth in Section 6.15(a).

“Required Consents” shall have the meaning set forth in Section 7.2(f).

“Restricted Party” shall have the meaning set forth in Section 6.11(a).

“Retained Employee” and “Retained Employees” shall have the meaning set forth in Section 6.3(a).

“Retention Bonuses” shall have the meaning set forth in Section 6.3(a).

“Retention Holdback” shall have the meaning set forth in Section 2.5(c).

“Rules” shall have the meaning set forth in Section 4.16(a).

“Sales Tax” shall have the meaning set forth in Section 6.2(b).

“Section 1060 Forms” shall have the meaning set forth in Section 2.8(a).

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Seller” shall have the meaning set forth in the Introduction. Except where the context otherwise requires, “Seller” shall include any Subsidiary of Seller.

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“Seller Ancillary Agreements” shall have the meaning set forth in Section 4.1.

“Seller Benefit Plans” shall have the meaning set forth in Section 4.20(a).

“Seller Interests” shall have the meaning set forth in Section 3.2.

“Seller Owner” shall have the meaning set forth in the Introduction.

“Seller Owner Ancillary Agreements” shall have the meaning set forth in Section 3.1 and shall include any agreements executed in connection with the Closing to which Seller Owner is a party.

“Seller Party” and “Seller Parties” shall have the meanings set forth in the Introduction.

“Seller Party Obligations” shall have the meaning set forth in Section 2.6(c).

“Seller Transaction Expenses” shall have the meaning set forth in Section 10.3.

“Software” shall have the meaning set forth in Section 4.14(a).

“Special Claim” shall mean any Third-Party Action that (i) involves any possibility of criminal liability or any action by any Governmental Body, (ii) seeks injunctive relief, specific performance or other equitable relief against an Indemnified Party, (iii) involves any customer of Parent, Buyer or their Subsidiaries, or (iv) involves any matter that could have a material precedential effect on an Indemnified Party.

“Specified Competitor” shall have the meaning set forth in Section 4.28.

“Standard Customer Contracts” include the forms of Contracts attached hereto as Exhibit B.

“State Communications Laws” means any applicable law of a State Regulator or other Governmental Body of any state, municipality, or similar local authority governing the provision of cable television services, broadband communications services, and/or telecommunications services, including local exchange services, competitive access services, incumbent local exchange services, resale services, rural local exchange services, voice-over-Internet Protocol, or other voice and/or data services.

“State Communications Permits” means all licenses, permits, certificates, franchises, registrations and other governmental authorizations, consents and approvals issued by any State Regulator under the Communications Laws.

“State Regulator” means (a) any state public utility commission, state public service commission or similar body; (b) any state or local cable franchise authority; or (c) any other state agency with jurisdiction over Seller under the Communications Laws.

“Straddle Period” shall have the meaning set forth in Section 6.2(d).

“Subsidiary” shall mean, with respect to any owning entity, such other entity in which the owning entity owns, holds or has any interest in or right to acquire, capital stock or other equity or ownership interests.

“Supplier Contract” shall have the meaning set forth in Section 4.11(a).

“Support Documentation” shall have the meaning set forth in Section 2.7(b).

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“Tail” shall have the meaning set forth in Section 6.7(b).

“Tangible Personal Property” shall have the meaning set forth in Section 4.10.

“Target Working Capital” means $1,700,000.

“Tax” or “Taxes” (and with correlative meaning, “Taxable” and “Taxing”) means (i) any federal, state, provincial, local, foreign or other income, alternative, minimum, add-on minimum, accumulated earnings, personal holding company, franchise, capital stock, net worth, capital, profits, intangibles, windfall profits, gross receipts, value added, sales, use, goods and services, excise, margin, escheat or unclaimed property, customs duties, transfer, conveyance, mortgage, registration, stamp, documentary, recording, premium, severance, environmental (including taxes under Section 59A of the Code), natural resources, real property, personal property, ad valorem, intangibles, rent, occupancy, license, occupational, employment, unemployment insurance, social security, disability, workers’ compensation, payroll, health care, withholding, estimated or other taxes, duties, levies or other similar governmental charges or assessments or deficiencies thereof (including all interest and penalties thereon and additions thereto whether disputed or not) and (ii) any liability in the nature of Tax in respect of any items described in clause (i) above by reason of (a) being a transferee or successor or by having been a member of a combined, affiliated, unitary, consolidated or similar group or otherwise by operation of law, or (b) by contract or otherwise.

“Tax Incentive” shall have the meaning set forth in Section 4.7.

“Tax Return” shall mean any return (including but not limited to any information return), report, statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection, or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any legal requirement relating to any Tax.

“Termination Date” shall have the meaning set forth in Section 8.1(b).

“Third-Party Action” shall have the meaning set forth in Section 9.2(a).

“Third-Party Claim Notice” shall have the meaning set forth in Section 9.2(a).

“Threshold” shall have the meaning set forth in Section 9.7(a).

“Transfer Documents” shall have the meaning set forth in Section 2.8(d).

“Transfer Taxes” means any sales, use, stamp, documentary, recording, value added, goods and services, bulk sales, excise, registration, conveyance and real estate and other similar Taxes, and any penalties or interest with respect thereto, imposed with respect to the transactions contemplated by this Agreement.

“Transition Services Agreement” shall have the meaning set forth in Section 7.2(n).

“Treasury Regulation” means the United States Treasury regulations promulgated under the Code.

“U.S. Export and Import Laws” means the Arms Export Control Act (22 U.S.C. 2778), the International Traffic in Arms Regulations (ITAR) (22 CFR 120-130), the Export Administration Act of 1979, as amended (50 U.S.C. 2401-2420), the Export Administration Regulations (EAR) (15 CFR 730-774), the Foreign Assets Control Regulations (31 CFR Parts 500-598), the laws and regulations administered by Customs and Border Protection (19 CFR Parts 1-199) and all other U.S. laws and regulations regulating exports, imports or re-exports to or from the United States, including the export or re-export of goods, services or technical data from the United States of America.

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“USAC” means the Universal Service Administrative Company that administers the Universal Service Fund under the direction of the FCC.

“USF” has the meaning set forth in Section 4.30(d).

“WARN” shall have the meaning set forth in Section 4.19(d).

“Working Capital” means, as of 11:59 pm (Central time) on the Closing Date, the current assets of Seller that are Purchased Assets (including, without limitation, receivables, inventory and prepaid expenses), minus the current liabilities of Seller that are Assumed Liabilities (including, without limitation, accounts payable, current and deferred rent, current and long-term deferred revenue and select accrued liabilities), as determined in accordance with GAAP and the methodology described on Schedule 2.7.

“Working Capital Objection Notice” shall have the meaning set forth in Section 2.7(c)(i).

“Working Capital Shortfall” shall have the meaning set forth in Section 2.7(d).

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EXHIBIT A-1

FORM OF TRANSFER DOCUMENTS – BILL OF SALE

[***]

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EXHIBIT A-2

FORM OF TRANSFER DOCUMENTS – ASSIGNMENT AND ASSUMPTION AGREEMENT

[***]

EXHIBIT A-3

FORM OF TRANSFER DOCUMENTS – ASSIGNMENT OF INTELLECTUAL PROPERTY

[***]

EXHIBIT A-4

FORM OF TRANSFER DOCUMENTS – TRADEMARK ASSIGNMENT

[***]

EXHIBIT B

FORMS OF STANDARD CUSTOMER CONTRACTS

[***]

EXHIBIT C

FORMS OF TRANSITION SERVICES AGREEMENT

[***]

SCHEDULE 2.1(a)

PURCHASED SELLER OWNER ASSETS

[***]

SCHEDULE 2.1(b)(vii)

Trademarks

[***]

SCHEDULE 2.1(b)(viii)

Internet Domain Names and IP Addresses

[***]

SCHEDULE 2.2(g)

EXCLUDED ASSETS

[***]

Schedule 2.7

Working Capital Methodology

[***]

SCHEDULE 4.28(A)

SPECIFIED COMPETITORS

[***]

Schedule 6.3(a)

Retention Bonuses

[***]